Registration No. 33-45122

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
Under
The Securities Act of 1933

Post-Effective Amendment No. 12

and

REGISTRATION STATEMENT
Under
The Investment Company Act of 1940

Amendment No. 12

Panorama Plus Separate Account
(Exact Name of Registrant)

C.M. Life Insurance Company
(Name of Depositor)

140 Garden Street, Hartford, CT 06154
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-800-234-5606

Robert Liguori
Senior Vice President
C.M. Life Insurance Company
140 Garden Street
Hartford, Connecticut 06154

Approximate date of proposed public offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b) of Rule 485

☒    on May 1, 2002 pursuant to paragraph (b) of Rule 485

☐    60 days after filing pursuant to paragraph (a) of Rule 485

☐    on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	General Information

18	Distribution; Experts

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Annuity Units and Unit Values

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS
C.M. Life Insurance Company

Panorama Plus Separate Account

Panorama Plus Variable Annuity

This prospectus describes the Panorama Plus variable annuity contract offered by C.M. Life Insurance Company. We will issue this contract as an individual or a group flexible premium deferred variable annuity depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include the general account that is subject to an interest rate factor adjustment, as well as the following ten funds which are offered through our separate account, Panorama Plus Separate Account.

American Century® Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund II
•	VIP II Contrafund® Portfolio—Initial Class

Oppenheimer Variable Account Funds
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Money Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA
•	Panorama Government Securities Portfolio
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Plus contract. To learn more about the Panorama Plus contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 31 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:
•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2002.

Table Of Contents

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	9

Accumulation Unit	14

Annuitant	10

Annuity Income Date	22

Annuity Options	23

Annuity Payments	22

Annuity Service Center	1

Annuity Unit Value	23

Free Withdrawals	20

Income Phase	22

Interest Rate Factor Adjustment	20

Non-Qualified	26

Purchase Payment	11

Qualified	26

Separate Account	12

Tax Deferral	26

Window Period	20

Index Of Special Terms
Highlights

This prospectus describes the general provisions of the Panorama Plus contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 15 calendar days after we issue it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a surrender charge, interest rate factor adjustment, contract maintenance fee or premium tax. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If your state requires it or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a surrender charge if you withdraw all of or any part of the contract value. We will deduct this charge on the business day we receive your written request for a withdrawal. The surrender charge is 5% of the amount withdrawn for the first five contract years and 0% thereafter.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1 /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from any annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.
Highlights
Panorama Plus Separate Account

Table Of Fees And Expenses

Contract Owner Transaction Expenses

Transfer Fee:
Currently, no fee

Sales Load on Purchases:
None

Surrender Charge
(as a percentage of contract value withdrawn):
5% for contract years 1-5 and 0% thereafter

Contract Maintenance Fee:
$30 per contract year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:
1.07%

Administrative Charge:
0.07%

Total Separate Account Annual Expenses:
1.14%
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 2001)

	Management Fees	Other Expenses After Expense Reimbursements	Total Operating Expenses After Expense Reimbursements

American Century VP Income & Growth Fund	0.70%	0.00%	0.70%

Fidelity® VIP II Contrafund® Portfolio—Initial Class	0.58%	0.10%	0.68%*

Oppenheimer Bond Fund/VA	0.72%	0.05%	0.77%

Oppenheimer International Growth Fund/VA	1.00%	0.05%	1.05%

Oppenheimer Main Street® Growth & Income Fund/VA	0.68%	0.05%	0.73%

Oppenheimer Money Fund/VA	0.45%	0.07%	0.52%

Panorama Government Securities Portfolio	0.53%	0.26%	0.79%

Panorama Growth Portfolio	0.62%	0.02%	0.64%

Panorama Total Return Portfolio	0.63%	0.02%	0.65%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	0.85%

*Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the other expenses for the VIP II Contrafund® Portfolio (Initial Class) would have been 0.06%, decreasing the VIP II Contrafund® Portfolio’s (Initial Class) total fund expenses to 0.64%.

(See the fund prospectuses for more information.)

In addition to the expenses indicated in the Table of Fees and Expenses, we apply an interest rate factor adjustment to the amount of your contract value in the general account that is subject to surrender charge if you make a full or partial withdrawal during the accumulation phase. We also apply an interest rate factor adjustment on the annuity income date if you apply the general account balance to a variable annuity option. We do not apply an interest rate factor adjustment if the amount withdrawn is a free withdrawal amount, or the withdrawal is made during a window period. The adjustment does not apply to contracts issued to Pennsylvania residents. The interest rate factor adjustment may increase or decrease the general account balance withdrawal proceeds.
Table Of Fees And Expenses

Examples

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply.

In the first example, we assume that you withdrew all of your money at the end of years 1, 3, 5 or 10.

	Year	1	3	5	10

Contrafund® Sub-Account		$71	$109	$102	$222

Government Securities Sub-Account		72	114	110	238

Growth Sub-Account		71	109	102	222

Income Sub-Account [2]		72	113	109	236

Income & Growth Sub-Account		72	112	107	231

International Growth Sub-Account		75	121	124	265

Main Street Growth & Income Sub- Account		72	112	107	231

Mid-Cap Growth Sub-Account		73	115	113	244

Money Market Sub-Account [1]		70	106	96	209

Total Return Sub-Account		71	109	103	223

1 The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

2 The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.
Table Of Fees And Expenses

In this second example, we assume 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th contract year.)

	Year	1	3	5	10

Contrafund® Account		$19	$60	$102	$222

Government Securities Sub-Account		21	64	110	238

Growth Sub-Account		19	60	102	222

Income Sub-Account [2]		21	64	109	236

Income & Growth Sub-Account		20	61	106	228

International Growth Sub-Account		23	72	124	265

Main Street Growth & Income Sub-Account		20	62	107	231

Mid-Cap Growth Sub-Account		21	66	113	244

Money Market Sub-Account [1]		18	56	96	209

Total Return Sub-Account		19	60	103	223

1 The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

2 The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual contract maintenance fee as an annual charge of 0.100% of the assets. This charge is based on an anticipated average contract value of $30,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A – Condensed Financial Information.
Table Of Fees And Expenses

The Company

C.M. Life Insurance Company (“C.M. Life”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.
The Panorama Plus Deferred Variable
Annuity Contract
General Overview

This annuity is a contract between you, the owner and us, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You elect the income period beginning on a date you designate that is at least 5 years in the future from the date we issued your contract. The contract, like all deferred annuity contracts, has two phases —the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include ten funds and the general account. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you elect as well as the interest we credit on the general account.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you elect for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group flexible premium deferred variable annuity. In those states where we issue a group contract, we issue a certificate to individuals. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us. The certificate we issue to a participant indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant as owner may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group Panorama Plus deferred variable annuity and the owner of an individual Panorama Plus deferred variable annuity have the same rights and benefits. As a result, the term “contract” means either an individual Panorama Plus deferred variable annuity or a certificate issued under the group Panorama Plus deferred variable annuity.

The Company/General Overview

Ownership of the Contract

Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. We will not issue a contract to you if you have passed your 85th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity income date, you continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity income date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Contingent Annuitant

You may name a contingent annuitant. If the annuitant dies before the annuity income date, the contingent annuitant will receive all benefits otherwise due the annuitant, providing he/she has not passed his/her 85th birthday on the date the annuitant died.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

After we receive proof of death, the beneficiary has the exclusive right to:

•	appoint a contingent beneficiary who would succeed to the beneficiary’s interest if the beneficiary dies; and

•	make transfers under the contract.
Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $500, or $40 per month when purchased under an automatic investment plan. You can make additional purchase payments to your contract. However, additional payments of less than $50 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on the annuitant’s age when we issued the contract. The maximum amount is:

•	$1 million up to the annuitant’s 76th birthday; or

•	$500,000 if the annuitant is age 76 or older.

You may make your initial purchase payment, along with your completed application, by giving them to your registered representative. You may make additional purchase payments:

•	by mailing them to our Annuity Service Center at the following address:

MassMutual Financial Group
Annuity Service Center HUB
P.O. Box 9067
Springfield, MA 01102-9067

•	by instructing your bank to wire transfer funds to:

Fleet Bank, Hartford, CT
ABA #011500010
CM Life Insurance/Panorama Plus Account #0000067525
Ref: (VA Contract Number)
Name: (Your Name)

We have the rights to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time.

Once we receive your purchase payment and the necessary information at our Annuity Service Center, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

After the first contract year, we limit the amount of money that you may allocate to the general account in any one contract year to the greater of:

•	25,000; or

•	125% of the average annual purchase payments you have allocated to the general account during the last 5 contract years, or all years, if your contract is less than 5 years old.

This restriction does not apply during the window period.
Purchasing a Contract

Investment Choices

The Separate Account

We established a separate account, Panorama Plus Separate Account, to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on September 25, 1991. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

The separate account is currently divided into 10 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time.

The Funds

The contract offers 10 funds which are listed below. We may add additional funds in the future.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end management investment company. American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund.  The American Century VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

Fidelity® Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II (“VIP II”) is an open-end management investment company. Fidelity Management & Research Company (“FMR”) is the investment adviser to Fidelity VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investments has its principal business address at 82 Devonshire Street, Boston, MA 02109.

FMR Co., Inc. (“FMRC”), serves as sub-adviser for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity VIP II Contrafund® Portfolio—Initial Class.  Fidelity VIP II Contrafund® Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (Oppen-heimer Funds) is an open-end investment company. The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

Oppenheimer Bond Fund/VA.  The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.
Investment Choices

Oppenheimer Main Street® Growth & Income Fund/VA.  The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA.  The Oppen-heimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA.  The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Government Securities Portfolio.  The Panorama Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal, by investing primarily in U.S. Government securities and U.S. Government-related securities.

Panorama Growth Portfolio.  The Panorama Growth Portfolio seeks primarily long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize the total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company. T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price Mid-Cap Growth Portfolio.  The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

The General Account

Amounts that you allocate to the general account become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

You can also make transfers of your contract value into the general account. You do not participate in the investment performance of the assets in the general account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Any part of your contract value that is held in the general account is subject to an interest rate factor adjustment. We explain the interest rate factor adjustment later in this prospectus and in the prospectus for the fixed account with interest rate factor adjustment.
Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the general account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of one accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppen-heimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Minimum Contract Value

You must maintain a minimum contract value of $250 during the accumulation phase of your contract. If you fail to do so, we may, upon 60 days notice, return your contract value less any applicable fees or charges. Your contract will continue in force if you make purchase payments that restore your contract value to the minimum contract value within 60 days of the notice date.

Transfers

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

We reserve the right to restrict the transfer privilege or to eliminate it entirely.

Transfers During the Accumulation Phase

You, or the beneficiary if a death benefit has become payable, may transfer all or part of the assets in a fund or the general account. You can make a transfer to or from the general account and to or from any fund. We currently do not impose a fee on transfers during the accumulation phase. However, we reserve the right to charge a fee in the future.

The following rules apply to any transfer during the accumulation phase:

1.	The minimum amount that you may transfer is $100.

2.	The total amount that you may transfer to or from the general account is limited to the greater of:
Contract Value

•	$25,000, or

•	30% of the general account balance at the end of the previous contract year.

3.	We only allow transfers between competing accounts during the window period. For this purpose, we consider the general account and the Oppenheimer Money Fund/VA “competing accounts”.

The window period is the last 30 days of each 5-year period. The 5-year period begins on the date you allocate contract value or a purchase payment to the general account.

4.	We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

5.
You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time. If you want to transfer contract value to an eleventh investment choice, you must transfer 100% of your contract value from one or more of your current investment choices.

6.	We will apply an interest rate factor adjustment to any amount that you transfer from the general account unless the transfer occurs during the window period.

Your transfer is effective on the business day at the accumulation unit value next determined after we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Income Phase

During the income phase you may make only 1 transfer of your value in the separate account each contract year. We do not permit transfers to or from the general account. We currently do not impose a fee on transfers during the income phase. However, we reserve the right to charge a fee in the future.

Limits on Frequent Transfers

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this contract.

If we, or the investment adviser to any of the funds available with this contract, determine that your transfer patterns among the funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a contract owner or an agent who is acting on behalf of one or more contract owners; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the contract value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.
Contract Value

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from the general account or a elected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

We offer 3 Dollar Cost Averaging Programs.

1.	Fixed dollar amount transfers from one fund to one or more other fund(s). The minimum transfer amount is $100.

2.	Fixed dollar amount transfers from the general account to one or more fund(s) except the Oppenheimer Money Fund/VA. The minimum transfer is $100.

You may elect this option only during the accumulation phase at the time of your initial purchase payment into the general account or on your contract anniversary date. We must receive your written request or request over the telephone to elect this option at least 5 business days before your contract anniversary.

We limit the amount you may transfer from the general account as follows:

•	In the initial contract year, you may transfer the greater of:

a)	30% of your initial purchase payment, or

b)	$25,000.

•	In subsequent contract years, you may transfer the greater of:

a)	30% of your contract value in the general account at the end of the previous contract year, or

b)	$25,000.

3.
Transfers of interest from the general account to any fund(s) except the Oppenheimer Money Fund/VA. You must have at least $5,000 in the general account on each transfer date to participate in this option. We waive the $100 minimum transfer amount for this option.

You may elect this option only:

•	at the time you make the initial purchase payment to the general account, or

•	in subsequent years, on your contract’s anniversary date.

We do not allow you to make additional transfers from the general account while Dollar Cost Averaging Options 2 or 3 are in effect, unless your contract is in the window period.

You can choose the frequency at which we make the dollar cost averaging transfers, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date on which you would like the first dollar cost averaging transfer to occur. However, if we receive your fully completed election form or your request over the telephone at our Annuity Service Center less than 5 business days from the date you elect for your first dollar cost averaging transfer, we may defer the first transfer for one month. If you do not elect a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or your request over the telephone. You may make changes to your election, including termination of the program, by written request or request over the telephone.

The Dollar Cost Averaging Option will terminate:

•	if you withdraw your total contract value;

•	if we have made the last transfer you elected;

•	if there is insufficient contract value to make the transfer;

•	upon your death or the annuitant’s death;

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date;

•	if for option 3, your contract value in the general account falls below $5,000; or

•	if you begin receiving annuity payments.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and the general account. The minimum amount that you may withdraw from the separate account or general account is $100. We require that after you make a partial withdrawal you keep at least $250 in the contract. Partial withdrawals are subject to a surrender charge.

When you make a total withdrawal you will receive your contract value:

•	less any applicable surrender charge;

•	less any applicable premium tax;

•	less any contract maintenance fee, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We also apply the interest rate factor adjustment to amounts withdrawn from the general account, unless you withdraw amounts during the window period.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•
The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Currently, we do not charge for this program, but we reserve the right to charge in the future.

You may elect to begin the Systematic Withdrawal Program on or after your first contract anniversary. You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus.

We will begin systematic withdrawals on the date you elect as long as we receive a fully completed written request or your request over the telephone at least 5 business days prior to the date you elected. If the start date you elect is less than 5 days after we receive your fully completed written request or request over the telephone, we may postpone the start of your systematic withdrawals for one month. If you do not elect a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your fully completed written request or request over the telephone.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death;

•	if we process the last withdrawal you elected;

•	if your value in a elected fund or the general account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments;

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next scheduled withdrawal date.

The Systematic Withdrawal Program is available only during the accumulation phase. Withdrawals in excess of your free withdrawal amount may be subject to a surrender charge and interest rate factor adjustment.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.07% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We reserve the right to increase the mortality and expense risk charge. We will not increase it above 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.07% of the daily value of the contracts invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance fee, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the combined total of the administrative expense charge and the mortality and expense risk charge will never exceed 1.50%.

Contract Maintenance Fee

We deduct $30 from your contract as a contract maintenance fee on the last day of each contract year during the accumulation phase and, if you fully withdraw your contract value. We may increase this charge, but it will not exceed $60 per year. Subject to state regulations, we will deduct the annual contract maintenance fee proportionately from the investment choices you have elected. For contracts issued to Pennsylvania residents, we will calculate this fee as a pro rata portion of the balance in each fund.

We will not deduct the contract maintenance fee after your contract begins the income phase. We do not expect to profit from this fee.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment. However, if you withdraw all of or any part of the contract value during the first 5 contract years, we may assess a surrender charge on the amount you withdraw that exceeds the free withdrawal amount. The surrender charge is 5% of the amount withdrawn. We use this charge to cover certain expenses relating to the sale of the contract. We will deduct any surrender charge as of the business day we receive your written request.

If you withdraw:

•	from more than one investment choice, we will deduct the surrender charge proportionately from the amounts remaining in the investment choice(s) you elected.

•	the total value from an investment choice, we will deduct the surrender charge proportionately from amounts remaining in the investment choices that still have value.
Expenses

•	your entire contract value, we will deduct the surrender from the contract value. You will receive a check for the net amount.

In addition to the free withdrawals described later in this section, we will not impose a surrender charge under the following circumstances:

•	If you cancel the contract during the 15 day free look period.

•	If you withdraw the entire contract value on the annuity income date.

•	If you take a partial or full withdrawal during the window period or after the first 5 contract years.

•	If we pay a death benefit.

•
If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs) and Tax Sheltered Annuities (TSAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•
If you surrender your contract before April 30, 2003, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount;

•
When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

C.M. Life guarantees that the aggregate surrender charge will never exceed 8.5% of the total purchase payments made. Further information about how the surrender charge is calculated can be found in the Statement of Additional Information.

Free Withdrawals

Beginning in the second contract year, you may withdraw an amount without incurring a surrender charge or an interest rate factor adjustment. The maximum you may withdraw without penalty is 10% of your contract value as of the end of the previous contract year. You may take this 10% in multiple withdrawals each contract year.

Window Period

The window period is the last 30 days of each 5-year period during which you have contract value in the general account. The 5-year period begins on the date you allocate contract value or a purchase payment to the general account. During this window period, you may surrender or transfer to any fund, part or all of your contract value in the general account without incurring a surrender charge or an interest rate factor adjustment. During the window period you may also surrender all or part of your contract value in the separate account without incurring a surrender charge.

Interest Rate Factor Adjustment

Except during the window period, we will apply an interest rate factor adjustment:

•	to any amount that you partially or fully withdraw (including transfers) from the general account during the accumulation phase, or

•	to any amount from the general account that you apply to a variable annuity option at the beginning of the income phase.

We base the interest rate factor adjustment on the interest rates payable on U.S. Treasury securities. This means that generally, if rates on U.S. Treasury securities are higher when you withdraw than when you made the payment, a negative adjustment will be applied to the amount you withdraw. This could result in your receiving an amount lower than the amount of your purchase payment(s). If rates on U.S. Treasury securities are lower when you withdraw than when you made the payment, a positive adjustment will be applied to the amount you withdraw. This could result in your receiving an amount higher than the amount of your purchase payment(s).
Expenses

We do not apply the interest rate factor adjustment during the window period or to free withdrawal amounts. Also, we do not apply the interest rate factor adjustment to contracts we issue to Pennsylvania residents.

Further information about the interest rate factor adjustment can be found in the Statement of Additional Information and the prospectus for the fixed account with interest rate factor adjustment.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or when you fully withdraw your contract value. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

We currently do not impose a fee on transfers during the accumulation phase or the income phase.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.

Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the annuity income date. Your annuity income date cannot be earlier than 5 years after you buy the contract.

You choose your annuity income date and annuity option when you purchase your contract. You can change either at any time before the annuity income date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you elected Annuity Option B with 10 years of payments guaranteed.

The latest annuity income date that you may elect is the annuitant’s 90th birthday. Unless you indicate otherwise, we will make annuity payments to the annuitant. After the annuitant dies, we will make any remaining guaranteed annuity payments to the beneficiary.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity income date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you elect a combination of both, you must indicate which part of your contract value we should apply to the fixed and variable payment options. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the general account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax- qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1 /2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1 /2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 4 things:

•	The value of your contract on the annuity date;

•	The deduction of premium taxes, if applicable;

•	The annuity option you select; and

•	The age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	The value of your contract on the annuity date;

•	The deduction of premium taxes, if applicable;

•	The application of an interest rate factor adjustment, if applicable;

•	The annuity option you select;

•	The age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	An assumed investment rate (AIR) of 4% per year.

If you elect to have your contract value in the general account applied to a variable annuity, your first variable annuity payment amount will also reflect the interest rate factor adjustment.
The Income Phase

Future variable payments will depend on the performance of the funds you elected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you elected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. At the time the annuitant elects the annuity payment option, he/she may give the beneficiary the right to elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain.  (not available as a variable income option) We will make periodic payments of a fixed amount for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the present value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F – Special Income Settlement Agreement.  We will pay you in accordance with terms agreed upon in writing by both you and us.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.
The Income Phase

Death Benefit
Death Benefit During
The Accumulation Phase

If you or the annuitant die before the annuity income date, we will pay a death benefit to your beneficiary once we receive due proof of death and the contract at our Annuity Service Center. However, if the annuitant dies before you and there is a contingent annuitant who is less than 85 years old on the annuitant’s date of death, we will not pay any death benefit. The contract will continue in force with the contingent annuitant as the annuitant.

We determine the amount of death benefit payable at the time of payment. If the deceased was less than age 75 at the time of death, we will pay the greater of:

•	the contract value, or

•	the total purchase payments, less any withdrawals and charges.

Otherwise, we will base payments on the contract value at the time of payment. We will not apply a surrender charge, interest rate factor adjustment or contract maintenance fee to any death benefit payment.

The death benefit options that are available depend on whether you and the annuitant are the same person.

Death Of Contract Owner

If you and the annuitant are not the same person and you die before the annuitant and before the annuity income date, one of the following scenarios applies:

1.
If your spouse is the beneficiary and survives you, he/she may elect only death benefit option A, B or C within 1 year after your death. If your spouse does not make a election within 1 year of your death, your spouse will become the contract owner.

2.
If the beneficiary is a natural person and not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year of your death, we will pay the beneficiary in a single sum at that time.

3.	If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death.

4.
If no beneficiary survives you, we will declare the annuitant the beneficiary and scenario 1 or 2 above will apply. If no election is made within 1 year after your death, we will pay the death benefit in a single sum at that time.

If you, the contract owner, and the annuitant are the same person, and you die before the annuity income date, one of the following scenarios applies:

1.
If your spouse is the beneficiary, he/she may elect only death benefit option B, C or G within 1 year after your death. If your spouse does not make a election within 1 year after your death, he/she will become the contract owner and annuitant under the contract.

2.
If the beneficiary is a natural person but not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit to the beneficiary in a single sum at that time.

3.
If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit in a single lump sum at that time.

4.
If no beneficiary survives you, we will pay the death benefit in a single sum to your estate within 5 years after the date of your death. If your estate does not make an election within 1 year after your death, we will pay the death benefit in a single sum at that time.

Death Of Annuitant

If you and the annuitant are not the same person and:

•	the annuitant dies before you, and

•	the annuitant dies prior to the annuity income date, and
Death Benefit

•	there is no contingent annuitant younger than age 85, or

•	if the contract owner is not a natural person,

one of the following scenarios applies:

1.
The beneficiary, if a natural person, may only elect death benefit option E or F within 1 year after the annuitant’s death. If the beneficiary does not make a election within 1 year after the annuitant’s death we will pay the death benefit to the beneficiary in a single sum at that time.

2.
If the beneficiary is not a natural person, it may only elect death benefit option D or E within 1 year after the annuitant’s death. If the beneficiary does not make a election within 1 year after the annuitant’s death, we will pay the death benefit in a single sum at that time.

3.	If no beneficiary survives the annuitant, we will consider you the beneficiary and preceding scenario 1 or 2 will apply.

Death Benefit Options

For purposes of these death benefit options, we determine life expectancy based on the tables in the Regulations, under Section 72 of the Code. The following death benefit options are available:

Option A – Become the contract owner;

Option B – Receive the death benefit as a single sum within 1 year after the contract owner’s death;

Option C – Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed:

1.	within 5 years of the date of death; or

2.	over a period not extending beyond the life expectancy of the beneficiary; or

3.	over the life of the beneficiary.

If we are asked to pay the death benefit under Option C, scenario 2 or 3, we will pay the first installment within 1 year after the contract owner’s death.

Option D – Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed within 5 years of the date of death;

Option E – Receive the death benefit as a single sum within 1 year after the annuitant’s death;

Option F – Receive the death benefit under any annuity option offered in the contract, provided the death benefit is distributed:

1.	over a period not extending beyond the life expectancy of the beneficiary; or

2.	over the life of the beneficiary.

We will pay the first installment within 1 year after the annuitant’s death.

Option G—Become the contract owner and annuitant of the contract, just as if the beneficiary had always been the contract owner and annuitant.

Death Of Annuitant On Or After The Annuity Income Date

If the annuitant dies on or after the annuity income date, any death benefit depends on the annuity option in effect on the annuitant’s date of death. We will distribute any remaining payments at least as rapidly as under the method of distribution being used as of the date of death.

If a beneficiary dies while receiving the benefits, we will pay any balance to the beneficiary’s estate in a lump sum. If no beneficiary survives the annuitant, we will pay any benefits to the estate of the last annuitant to die in a single sum.
Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that several states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement plans. Accordingly, participants of qualified retirement plans are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

This contract is not designed to be used in ERISA-covered plans. C.M. Life will not sell this contract to qualified pension and profit sharing plans, SEPS, Section 457 deferred compensation plans or ERISA-covered TSA programs. The term “Qualified Plans” as used in this prospectus refers only to plans that have certain tax advantages under the Internal Revenue Code and does not denote ERISA-covered plans.
Taxes

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1 /2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)
paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), (403 Tax-Sheltered Annuities), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1 /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1 /2;

(2)	has severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of high learning before you:

•	terminated employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1 /2
Taxes

Other Information

Terminal Illness Benefit

Before your 75 th birthday, you may elect a Terminal Illness Benefit. This benefit is not available in all states. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You, the annuitant or contingent annuitant may not be the licensed medical practitioner, nor can the medical practitioner be the parent, spouse or child of the contract owner, annuitant or contingent annuitant. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay on your contract.

We will not apply a surrender charge, interest rate factor adjustment or contract maintenance fee with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the surrender charge, the contact maintenance fee and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the surrender charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, May 13, 1992, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a surrender charge, contract maintenance fee, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contract. The purpose of the underwriter is to distribute the contract. MML Distributors is a wholly-owned subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contract. Commissions are a combination percentage of purchase payments and contract value. Currently, we pay an amount up to 4.5% of purchase payments. In addition, we pay a maximum commission of .50% of contract values each contract year.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MML Investors Services, Inc. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the contract.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time that the initial purchase payment is transmitted by wire. Please contact your registered representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Misstatement Of Age Or Sex

If the annuitant’s age or sex has been stated incorrectly, the annuity payment we will make is what is appropriate for the correct age and sex. After we correct the mistake, the annuitant will receive the sum of any underpayments within 30 calendar days. If we have made any overpayments, we will subtract the amount of the overpayments from the annuity payments(s) we make following the correction.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.
Other Information

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you have elected, and

•	add or eliminate sub-accounts.

If we do so, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will give you notice of our intent to exercise one of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the general account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	C. M. Life Insurance Company

2.	The Separate Account

3.	Accumulation Unit Values

4.	Annuity Units and Unit Values

5.	Income Phase Transfer Formulas

6.	Surrender Charge Calculation

7.	Interest Rate Factor Adjustment Calculation

8.	Records, Reports and Services

9.	Performance Measures

10.	Distribution

11.	Purchase of Securities Being Offered

12.	Federal Tax Matters

13.	Experts

14.	Financial Statements
Other Information
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To:	MassMutual Financial Group
Annuity Service Center HUB
P.O. Box 9067
Springfield, MA 01102-9067

Please send me a Statement of Additional Information for C.M. Life’s Panorama Plus.

Name

Address

City	State	Zip

Telephone

(This page intentionally left blank)

Appendix A

Panorama Plus Separate Account
Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	1992*	Dec. 31, 1992	Dec. 31, 1993	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001

Money Market	$1.000000	$1.012022	$1.027456	$1.054570	$1.100599	$1.147312	$1.194713	$1.243348	$1.290391	$1.354301	$1.390536

Government Securities	1.000000	1.061901	1.158653	1.095471	1.281804	1.293638	1.391852	1.488104	1.445753	1.606147	1.702606

Income	1.000000	1.060916	1.174260	1.114759	1.306525	1.318102	1.423761	1.503383	1.463777	1.535465	1.636164

Total Return	1.000000	1.058946	1.217379	1.186187	1.460595	1.586635	1.863659	2.043296	1.989093	1.917272	1.763837

Growth	1.000000	1.064372	1.276534	1.258146	1.711382	2.014864	2.517282	2.698453	2.567633	2.217270	1.959459

International Growth	1.000000	0.950887	1.146031	1.145014	1.251930	1.400836	1.497222	1.767452	2.627625	2.353019	1.760645

Income & Growth**	1.000000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.108805	0.979899	0.887794

Mid-Cap Growth**	1.000000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.192759	1.266715	1.240698

Contrafund**	1.000000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.144741	1.056847	0.916875

Main Street Growth & Income***	1.000000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.114311	1.005040	0.892633

Accumulation Units Outstanding

	Dec. 31, 1992	Dec. 31, 1993	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001

Money Market	681,553	3,136,932	13,603,045	16,949,501	13,507,122	12,091,336	14,186,953	19,384,715	10,472,850	10,476,454

Government Securities	8,444,505	11,994,574	13,726,057	12,647,811	12,647,811	11,672,397	11,323,817	8,546,351	6,210,576	5,580,920

Income	2,564,029	12,281,025	16,488,930	20,617,764	22,192,539	21,424,948	22,174,564	16,661,593	10,814,373	9,800,180

Total Return	12,316,597	71,182,538	147,324,713	194,679,349	224,734,224	224,379,585	209,536,235	155,032,383	89,826,679	66,383,582

Growth	2,798,378	19,370,204	49,636,052	83,371,008	111,846,534	128,553,850	128,161,817	86,617,273	49,296,917	36,917,500

International Growth	742,623	5,578,969	22,419,639	31,322,974	40,507,658	44,128,995	41,761,023	33,381,406	28,595,060	21,601,968

Income & Growth**	N/A	N/A	N/A	N/A	N/A	N/A	N/A	32,447,776	32,637,999	24,735,233

Mid-Cap Growth**	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18,995,014	28,539,005	23,715,244

Contrafund**	N/A	N/A	N/A	N/A	N/A	N/A	N/A	45,292,817	50,364,591	38,604,489

Main Street Growth & Income***	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9,952,682	26,213,877	21,673,148

*	Public offering of the contract commenced May 13, 1992. All accumulation unit values were $1.00 on May 13, 1992.

**  Public offering commenced May 1, 1999.

***  Public offering commenced October 1, 1999.

Prior to December 1, 1996, the Combined Financial Information reflected the Money Market and Income Sub-Accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On December 1, 1996, we substituted shares of the Oppenheimer Money Fund/VA and the Oppenheimer Bond Fund/VA for shares of Panorama Fund’s Money Market and Income Portfolios, respectively. Therefore, effective December 1, 1996, the Condensed Financial Information reflects the Money Market and Income Sub-Accounts’ investment in the Oppenheimer Money Fund/VA and the Oppenheimer Bond Fund/VA, respectively.
Appendix A
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PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION
PANORAMA PLUS VARIABLE ANNUITY

C.M. LIFE INSURANCE COMPANY
(Depositor)

PANORAMA PLUS SEPARATE ACCOUNT
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2002

        This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectuses for the Panorama Plus variable annuity contract and for the underlying funds. You may obtain a copy of the prospectus dated May 1, 2002 by calling 1-800-366-8226, or by writing to the MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

C.M. LIFE INSURANCE COMPANY

        C.M. Life Insurance Company (“C.M. Life”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

        MassMutual is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

THE SEPARATE ACCOUNT

        The Panorama Plus Separate Account of C.M. Life Insurance Company (the “Separate Account”) was established as a separate account under the laws of the State of Connecticut, on September 25, 1991.

        Under Connecticut law, the assets of the Separate Account are owned by C.M. Life, but they are held separately from the other assets of C.M. Life, and are not chargeable with liabilities incurred in any other business operation of C.M. Life (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of C.M. Life. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of C.M. Life’s General Account assets or any other separate account maintained by C.M. Life.

        The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a unit investment trust. It meets the definition of a “separate account” under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of C.M. Life.

ACCUMULATION UNIT VALUES

        Accumulation Units.    Accumulation units are used to account for all amounts allocated to or withdrawn from the Separate Account. C.M. Life will determine the number of accumulation units of a sub-account purchased or canceled by dividing the net purchase payment allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit on the date of the transaction. The Separate Account balance will consist of the sum of the value of all accumulation units in all sub-accounts credited to the contract on the applicable valuation date.

        Accumulation Unit Value.    The value of an accumulation unit in a sub-account on any valuation date is the product of (a) the value on the preceding valuation date and (b) the net investment factor for the sub-account for the valuation period just ended.

        A Valuation Date is every day on which C.M. Life and the New York Stock Exchange (NYSE) are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

        A Valuation Period is the period of time beginning on the day following any valuation date and ending on the next valuation date. A valuation period may be one day or more than one day.

        Net Investment Factor    C.M. Life calculates the net investment factor for each sub-account as follows:

(ENAV + DIV—TAX) / BNAV - CHGS = net investment factor

        Where:

(ENAV)	ending net asset value, (i.e., the net asset value per share of the sub-account’s investment in the appropriate fund for the valuation period just ended).

(DIV)	dividends, (i.e., any dividend per share declared on behalf of the fund that has an ex-dividend date within the valuation period just ended. This includes both income and capital gain dividends).

(TAX)	taxes, (i.e., the reserve for taxes per share on realized and unrealized capital gains or losses of such fund within the valuation period just ended (a negative number represents a tax credit)).

(BNAV)	beginning net asset value, (i.e., the net asset value per share of the sub-account’s investment in such fund at the beginning of the valuation period just ended).

(CHGS)	applicable charges, (i.e., the accumulated mortality and expense risk charge and administrative expense charge for each day in the valuation period just ended (which will not exceed 1.50% on an annual basis)).

Example:

        The following example illustrates the calculation of accumulation unit value:

Net Asset Value Per Share at End of Valuation Period (ENAV) =	$34.00

Dividends Per Share Declared (Ex-dividend Date within Valuation Period) (DIV) =	$ 2.00
Reserve for Taxes Per Share on Capital Gains/Losses (within valuation Period)(TAX) =	$[5.00	]

Net Asset Value Per Share at Beginning of Valuation Period (BNAV) =	$30.00

Applicable Mortality and Expense and Administrative Charges for Valuation Period (CHGS) = (.0107 + .0007)/365 = .0000312

Net Investment Factor = (34 + 2 - 5)/30 - .0000312 = 1.0333021

Accumulation Unit Value at Beginning of Period =	$10.00

Accumulation Unit Value at End of Period = 10.00 x 1.0333021 =	$10.33

ANNUITY UNITS AND UNIT VALUES

        The dollar amount of each variable annuity payment depends on the number of “annuity units” credited to that annuity option and the value of those units. The number of annuity units is determined as follows.

        1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate specified in the contract by the value of one annuity unit in that sub-account on the annuity income date.

        2.  The amount of each annuity income payment equals the product of the annuitant’s number of annuity units and the annuity unit values on the payment date. The amount of each payment may vary from prior annuity income payments.

        The value of an annuity unit in a sub-account on any valuation date is determined as follows.

        1.  The net investment factor for the valuation period (for the appropriate annuity income payment frequency) just ended is multiplied by the value of the annuity unit for the sub-account on the preceding valuation date.

        2.  The result in (1) is then divided by an interest factor. The interest factor equals 1.00 plus the interest rate for the number of days since the preceding valuation date. Interest is based on an effective annual rate of 4%. This compensates for the interest assumption built into the annuity purchase rates.

INCOME PHASE TRANSFER FORMULAS

        During the income phase, the contract owner may transfer Separate Account balance from one sub-account to another, subject to certain limitations. No transfers are permitted to or from the General Account during the income phase. (See “Transfers,” in the Prospectus.)

1. Transfers during the income phase are implemented according to the following formula:

2. Determine the number of units to be transferred from the sub-account as follows:
= AT/AUV1

3. Determine the number of annuity units remaining in such sub-account (after the transfer)
= UNIT1 - AT/AUV

4. Determine the number of annuity units in the transferee sub-account (after the transfer):
= UNIT2 + AT/AUV2

5. Subsequent annuity payments will reflect the changes in annuity units in each sub-account as of the next annuity income payment’s due date.

        Where:

(AUV1)	is the annuity unit value of the sub-account that the transfer is being made from as of the next annuity payment’s due date.

(AUV2)	is the annuity unit value of the sub-account that the transfer is being made to as of the next annuity payment’s due date.

(UNIT1)	is the number of units in the sub-account that the transfer is being made from, before the transfer.

(UNIT2)	is the number of units in the sub-account that the transfer is being made to, before the transfer.

(AT)	is the dollar amount being transferred from the sub-account.

Example:

        The following example illustrates the application of the income phase transfer formulas:

Assume

        Annuity unit value of sub-account #1 = $10.00
        Annuity unit value of sub-account #2 = $ 8.50
        Number of units in sub-account #1 = 50
        Number of units in sub-account #2 = 20

        To transfer $30.00 from sub-account #1 to sub-account #2:

        Number of units to transfer from sub-account #1 = 30/10 = 3

        Number of units left after transfer = 50 - 3 = 47

        Number of units to transfer to sub-account #2 = 30/8.50 = 3.53

        New number of units in sub-account #2 = 20 + 3.53 = 23.53

        New monthly annuity income payment from sub-account #1= 10 × 47 = $470.00
        New monthly annuity income payment from sub-account #2= 23.53 × 8.50 = $200.01

SURRENDER CHARGE CALCULATION

        A surrender charge is deducted from the contract balance upon a partial or full withdrawal of the contract value, unless certain conditions apply.

        The partial surrender charge formula is calculated as follows: (PW - FREE) × 5%(95%) = PSC, but not less than zero.

        The full surrender charge formula is calculated as follows: (FW - FREE) × 5% = FSC.

        Where:

(PW)	is the partial withdrawal amount.

(FW)	is the full withdrawal amount.

(FREE)	is the free withdrawal amount.

(PSC)	is the partial surrender charge amount.

(FSC)	is the full surrender charge amount.

Example:

        Assume a Separate Account balance of $50,000 at the beginning of the second contract year.

1) If there is a full withdrawal at the beginning of the second contract year:

Surrender Charge = ($50,000 - $5,000) × .05 = $2,250.00.

Thus, the withdrawal proceeds would be = $50,000 – $30 – $2,250.00 = $47,720.00

        Note: The contract maintenance fee ($30) applies to full withdrawals.

2) If there is a partial withdrawal of $10,000 at the beginning of the second contract year:

Surrender Charge = ($10,000 - $5,000) × .05/.95 = $263.16.

Thus, the Separate Account balance would be reduced by $10,000 + $263.16 = $10,263.16.

INTEREST RATE FACTOR ADJUSTMENT CALCULATION

        The amount of General Account balance partially or fully withdrawn (including transfers) during the accumulation phase, and the total General Account balance on the annuity income date (if and to the extent that the General Account balance is applied to a variable annuity option), will be subject to an interest rate factor adjustment. The interest rate factor adjustment is based on interest rates payable on U.S. Treasury securities. In general, if rates on U.S. Treasury securities are higher when you withdraw than when you made the applicable purchase payments, a negative interest rate factor adjustment will generally be applied to the amount withdrawn, and you could receive an amount lower than the amount of purchase payments made. If rates on U.S. Treasury securities are lower when you withdraw than when you made the applicable purchase payments, a positive interest rate factor adjustment will generally be applied to the amount withdrawn, and you could receive an amount higher than the amount of purchase payments made. No interest rate factor adjustment will be applied during the window period. In addition, no interest rate factor adjustment will be applied to the General Account free withdrawal amount or to contracts issued to Pennsylvania residents.

        The interest rate factor adjustment will reflect the relationship between (i) the weighted average of U.S. Treasury Index Rates corresponding to purchase payments and transfers into the General Account during the current five-year period (as adjusted for partial surrenders or transfers out of the General Account), (ii) the U.S. Treasury Index Rate which would be applicable during the time remaining in the current five-year period on the date of the surrender, and (iii) the time remaining in the current five-year period. In general, if the weighted average of U.S. Treasury Index Rates corresponding to purchase payments and transfers during the current five-year period is lower than the U.S. Treasury Index Rate which would be applicable during the time remaining in the current five-year period, then the application of the interest rate factor adjustment will result in a lower payment upon withdrawal.

        The partial withdrawal interest rate factor adjustment formula is:

(1 - 1/IRF) × (GAPW - GAF + GAPSC) = IRFA.

        In the event of a partial withdrawal, there is no interest rate factor adjustment if the General Account free withdrawal amount exceeds the General Account portion of such partial withdrawal.

        The full withdrawal interest rate factor adjustment formula is:

(IRF - 1) × (GAFW - GAF) = IRFA.

        Where:

(GAPW)	is the General Account partial withdrawal amount.

(GAFW)	is the General Account full withdrawal amount.

(GAF)	is the General Account free withdrawal amount.

(GAPSC)	is the General Account portion of the partial surrender charge amount determined as follows:

GAPSC = (GAPW - GAF) 5%/95%, but not less than zero.

(IRF)	is the interest rate factor.

(IRFA)	is the interest rate factor adjustment.

        The interest rate factor is determined by the following formula:

(1 + Ta) (N/12)	=	IRF

(1.003 + Tb) (N/12)

        Where:

(Ta)	is the weighted average of the U.S. Treasury Index Rates which correspond to the purchase payments and/or transfers allocated to the General Account during the current five-year period.
The U.S. Treasury Index Rate corresponding to each such allocation is determined by the number of full years and fractions thereof (but not less than one (1) year) remaining from the date of the allocation until the end of the current five-year period. For purposes of determining the average of these rates, each U.S. Treasury Index Rate is weighted by the amount of the corresponding allocation (as adjusted to reflect any partial withdrawals and/or transfers from the General
Account subsequent to such allocation). The General Account balance at the beginning of any five-year period will be treated as a new allocation for purposes of this calculation.

        Each allocation made prior to a partial withdrawal and/or transfer from the General Account (other than the current withdrawal) shall be adjusted by multiplying such allocation by the following fraction:

1 - PW/GAB

        Where:

(PW)	is the amount of the partial withdrawal and/or transfer from the General Account made subsequent to the allocation,

(GAB)	is the beginning General Account balance on the date of such partial withdrawal and/or transfer from the General Account.

A separate adjustment shall be calculated for each prior partial withdrawal and/or transfer from the General Account.

(Tb)	is the U.S. Treasury Index Rate with a maturity equal to the number of full years and fractions thereof (but not less than one (1) year) remaining in the current five-year period on the date of the partial or full withdrawal,

(N)	is the number of whole months remaining in the current five-year period as of the date of the partial or full withdrawal (rounded down),

1.003	builds into the formula a factor representing direct and indirect costs to C.M. Life associated with liquidating General Account assets in order to satisfy withdrawal requests or to begin making annuity income payments (to the extent the General Account balance is applied to purchase a variable annuity). This adjustment of .30% has been added to the denominator of the formula because it is anticipated that a substantial portion (more than half) of applicable
General Account portfolio assets will be in relatively illiquid private placement securities.
Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower because they are not registered securities.
Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative interest rate factor adjustment.

(IRF)	is the interest rate factor.

Examples:

        The following examples illustrate the calculation of the interest rate factor and the interest rate factor adjustment.

        In the following examples, the interest rate factor adjustment formula is applied so as to produce only positive numbers, which are then added to, or subtracted from, the withdrawal proceeds (for full General Account balance withdrawals) or the remaining General Account balance (for partial General Account balance withdrawals). For example, if the interest rate factor is .7, then the interest rate factor adjustment calculation illustrated below will show 1 - .7, rather than .7 - 1, to result in a positive number.

        For examples 1 and 2, assume no change in interest rates.

1) Assume a $50,000 General Account balance at the beginning of the second five-year period, and a full withdrawal at that time.

Also, assume the U.S. Treasury Index Rate at that time is 7%.

THEN: IRF	=	(1.07) (5)	=	.9861

(1.073) (5)

        Interest Rate Factor Adjustment [deducted from proceeds] =

(1 - .9861) ($50,000 - $5,000) = $625.50.

2) Assume a $50,000 General Account balance at the beginning of the tenth contract year with a full withdrawal at that time.

Also, assume the U.S. Treasury Index Rate remains at 7% for all maturities:

THEN: IRF	=	1.07	=	.9972

1.073

        Interest Rate Factor Adjustment [deducted from proceeds] =

(1 - .9972) × ($50,000 - $5,000) = $126.00.

        For examples 3 and 4, assume a General Account balance of $50,000 at the beginning of the seventh contract year.

3) Assume a full withdrawal at the beginning of the seventh contract year:

a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

(This is a decrease in rates of 1.60%). Then the IRF = 1.05.

Interest Rate Factor Adjustment = (1.05 - 1) × ($50,000 - $5,000) = $2,250.

Thus, the actual amount of withdrawal proceeds paid = $50,000 + $2,250 - $30 = $52,220.

b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

(This is an increase in rates of 1.08%). Then the IRF = .95.

Interest Rate Factor Adjustment = (1 - .95) × ($50,000 - $5,000) = $2,250.

Thus, the actual amount of withdrawal proceeds paid = $50,000 - $2,250 - $30 = $47,720.

Note: The contract maintenance fee ($30) applies to full withdrawals.

4) Assume a partial withdrawal of $10,000 at the beginning of the seventh contract year:

a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

(This is a decrease in rates of 1.60%). Then the IRF = 1.05.

Interest rate factor adjustment =

{	1	-	1 1.05	}	($10,000 - $5,000) = $238.10.

Thus, the General Account balance would be reduced by $10,000 - $238.10 = $9,761.90.

b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

(This is an increase in rates of 1.08%). Then the IRF = .95.

Interest rate factor adjustment =

{	1	-	1 95	}	($10,000 - $5,000) = $263.16.

.

Thus, the General Account balance would be reduced by $10,000 - $236.16 = $10,263.16.

Examples:

        The following examples illustrate the impact of the interest rate factor adjustment together with the surrender charge on withdrawal proceeds. For examples 1 and 2, assume a General Account balance of $50,000 at the beginning of the second contract year.

1) Assume a full withdrawal at the beginning of the second contract year.

a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

(This is a decrease in rates of 2.82%). Then the IRF = 1.10.

Surrender charge = ($50,000 - $5,000) × .05 = $2,250.00.

Interest rate factor adjustment = (1.10 - 1) × ($50,000 - $5,000) = $4,500.00.

Thus, the actual amount of withdrawal proceeds paid = $50,000 - $2,250 + $4,500 - $30 = $52,220.00.

b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

(This is an increase in rates of 2.56%). Then the IRF = .9.

Surrender charge = ($50,000 - $5,000) × .05 = $2,250.00.

Interest rate factor adjustment = (1 - .9) × ($50,000 - $5,000) = $4,500.00.

Thus, the actual amount of withdrawal proceeds paid = $50,000 - $2,250 - $4,500 - $30 = $43,220.00.

Note: The contract maintenance fee ($30) applies to full withdrawal.

(2) Assume a partial withdrawal of $10,000 at the beginning of the second contract year.

a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

(This is a decrease in rates of 2.82%.) Then the IRF = 1.10.

Surrender charge = ($10,000 - $5,000) × .05/.95 = $263.16.

Interest rate factor adjustment =

{	1	-	1 1.10	}	($10,000 - $5,000) = $478.47.

Thus, the General Account balance will be reduced by $10,000 + $263.16 - $478.47 = $9,784.69.

b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

(This is an increase in rates of 2.56%.) Then the IRF = .9.

Surrender charge = ($10,000 - $5,000) × .05/.95 = $263.16.

Interest rate factor adjustment = (1 - 1.9) × ($10,000 - $5,000 + $263.16) = $584.80.

Thus, the General Account balance will be reduced by $10,000 + $263.16 + $584.80 = $10,847.96.

RECORDS, REPORTS AND SERVICES

        All records and accounts relating to the Separate Account will be maintained by C.M. Life. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, C.M. Life will mail to all contract owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

        The assets of each of the sub-accounts of the Separate Account are held in the custody of C.M. Life. The assets of each of the sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other sub-accounts and from C.M. Life’s General Account assets. C.M. Life maintains records of all purchases and redemptions of shares of the Funds held by each of the sub-accounts.

PERFORMANCE MEASURES

        C.M. Life may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

        C.M. Life will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the surrender charge, the annual contract maintenance fee and all other fund, separate account and contract level charges, except premium taxes, if any.

        If a sub-account has been in existence for less than one year, C.M. Life will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the surrender charge.

        The standardized average annual total returns for the sub-accounts for the period ended December 31, 2001, are listed in the Standardized Total Returns table below.

Non-Standard Total Returns

        C.M. Life will also show total returns based on historical performance of the sub-accounts and underlying funds. C.M. Life may assume the contracts were in existence prior to their inception date (May 13, 1992), which they were not. Total return percentages include all fund level and separate account level charges. They do not include a surrender charge, contract maintenance fee, or premium taxes, if any. If these charges were included, returns would be less than those shown.

        Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

        Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

        The performance figures discussed in the Average Annual Total Returns table below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to their inception date (May 13, 1992) which they were not. Beginning on the contract inception date (May 13, 1992), actual accumulation unit values are used for the calculations.

        On December 1, 1996, the Oppenheimer Bond and Oppenheimer Money Funds were substituted for the Panorama Income and Panorama Money Market Portfolios respectively. The returns shown assume the Oppenheimer Bond and Money Funds were a part of the contract for all periods illustrated.

Average Annual Total Returns (1)

Fund (Inception)	Since Inception of Fund	10 Year 12/31/91 12/31/01	5 Year 12/31/96 12/31/01	3 Year 12/31/98 12/31/01	1 Year 12/31/00 12/31/01	Year to Date (Cumulative) 12/31/01
American Century VP Income & Growth (10/30/97)	5.71%	—	—	(2.24)%	(9.40)%	(9.40)%
Fidelity® VIP II Contrafund®—Initial Class (1/3/95)	14.44	—	9.19%	(0.54)	(13.24)	(13.24)
Oppenheimer Bond/VA (4/3/85)	6.94	5.43%	4.42	2.86	6.56	6.56
Oppenheimer International Growth/VA (5/31/92) (5)	6.04	—	4.68	(0.13)	(25.18)	(25.18)
Oppenheimer Main Street® Growth & Income/VA (7/5/95)	12.37	—	5.50	(1.22)	(11.18)	(11.18)
Oppenheimer Money/VA (4/3/85) (3,6)	4.45	3.58	3.92	3.80	2.68	2.68
Panorama Government Securities (5/31/92)	5.67	—	5.65	4.59	6.01	6.01
Panorama Growth (1/21/82)	11.95	7.41	(0.56)	(10.12)	(11.63)	(11.63)
Panorama Total Return (9/30/82)	9.57	6.12	2.14	(4.78)	(8.00)	(8.00)
T. Rowe Price Mid-Cap Growth (12/16/96)	12.52	—	12.52	8.36	(2.05)	(2.05)

Standardized Total Returns through 12/31/01 (2)

Sub-Account	Since Inception Within the Contract	5 Year	1 Year
Income & Growth (4a)	(6.17)%	—	(13.65)%
Contrafund® (4a)	(5.17)	—	(17.44)
Income (7)	5.46	4.31%	1.65
International Growth (5)	5.64	4.29	(29.02)
Main Street® Growth & Income (4b)	(7.09)	—	(15.35)
Money Market (6,8)	3.55	3.86	(2.00)
Government Securities	5.62	5.59	1.17
Growth	6.78	(1.12)	(16.24)
Total Return	5.53	1.53	(12.82)
Mid-Cap Growth (4a)	6.34	—	(6.67)

[1]
The returns for all funds assume they had been part of the contract for the periods shown and reflect applicable charges. Inception date of the contract was May 13, 1992. Average Annual Total Returns: For periods of one year or less, it is the percentage change in an Accumulation Unit. For periods greater than one year, it is the effective annual compounded rate of return. They do not reflect surrender charges (a maximum of 5%, minimum of 0%), contract maintenance fee, or premium taxes. Their inclusion would reduce the returns shown.

[2]
These numbers are SEC required returns for 1 year, 5 year and since inception of the funds within the contract. The numbers assume a single $1,000 payment made at the beginning of the period and full redemption at the end. They assume that the contract is redeemed and reflects all fund and contract level charges, except premium taxes, if any.

[3]	Although the Oppenheimer Money Fund/VA commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.
[4]	These sub-accounts were added to the contract a) 5/1/99 b) 10/1/99
[5]	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
[6]
An investment in the money market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

[7]	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.
[8]	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

        Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

        C.M. Life may also show yield and effective yield for the Money Market sub-account over a seven-day period, which C.M. Life then “annualizes”. This means that when C.M. Life calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. C.M. Life shows this as a percentage of the investment. C.M. Life calculates the “effective yield” similarly but when it annualizes the amount, C.M. Life assumes the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

        These figures reflect a deduction for all fund, separate account and contract level charges assuming the contract remains inforce. The figures do not reflect the surrender charge or premium tax deductions (if any), which if included would reduce the percentages reported.

        The 7-day yield and effective yield for the Money Market sub-account for the period ended December 31, 2001 are as follows

Before Deduction of Contract Maintenance Fee		After Deduction of Contract Maintenance Fee (Contract Maintenance Fee is 0.100%)
7-Day Yield:	0.28%	7-Day Yield:	0.18%
7-Day Effective Yield:	0.28%	7-Day Effective Yield:	0.18%

        The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

Panorama Plus Hypothetical Projections

American Century Income & Growth

$10,000 Purchase payment made October 31, 1997

			Non-Standard
Date	Payment	Accumulated Value	Calendar Year Total Return
10/31/97	$10,000	$10,000
12/31/97		10,695	6.95%
12/31/98		13,381	25.11%
12/31/99		15,582	16.44%
12/31/00		13,742	(11.81)%
12/31/01		12,450	(9.40)%

Fidelity VIP II Contrafund®

$10,000 Purchase payment made January 31, 1995

			Non-Standard
Date	Payment	Accumulated Value	Calendar Year Total Return
1/31/95	$10,000	$10,000
12/31/95		14,010	40.10%
12/31/96		16,753	19.58%
12/31/97		20,527	22.52%
12/31/98		26,340	28.32%
12/31/99		32,322	22.71%
12/31/00		29,812	(7.77)%
12/31/01		25,865	(13.24)%

Oppenheimer Bond

$10,000 Purchase payment made December 31, 1991

			Non-Standard
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000
12/31/92		10,499	4.99%
12/31/93		11,704	11.47%
12/31/94		11,317	(3.31)%
12/31/95		13,061	15.41%
12/31/96		13,502	3.38%
12/31/97		14,554	7.79%
12/31/98		15,338	5.39%
12/31/99		14,904	(2.83)%
12/31/00		15,604	4.70%
12/31/01		16,628	6.56%

Oppenheimer International Growth

$10,000 Purchase payment made May 12, 1992

			Non-Standard
Date	Payment	Accumulated Value	Calendar Year Total Return
5/12/92	$10,000	$10,000
12/31/92		9,509	(4.91)%
12/31/93		11,429	20.19%
12/31/94		11,389	(0.35)%
12/31/95		12,421	9.05%
12/31/96		13,867	11.65%
12/31/97		14,791	6.66%
12/31/98		17,430	17.84%
12/31/99		25,868	48.41%
12/31/00		23,136	(10.56)%
12/31/01		17,310	(25.18)%

Oppenheimer Main Street® Growth & Income

$10,000 Purchase payment made July 5, 1995

			Non-Standard
Date	Payment	Accumulated Value	Calendar Year Total Return
7/5/95	$10,000	$10,000
12/31/95		12,456	24.56%
12/31/96		16,283	30.72%
12/31/97		21,295	30.78%
12/31/98		22,015	3.38%
12/31/99		26,458	20.18%
12/31/00		23,836	(9.91)%
12/31/01		21,171	(11.18)%

Panorama Government Securities

$10,000 Purchase payment made May 12, 1992

			Non-Standard
Date	Payment	Accumulated Value	Calendar Year Total Return
5/12/92	$10,000	$10,000
12/31/92		10,619	6.19%
12/31/93		11,555	8.82%
12/31/94		10,895	(5.71)%
12/31/95		12,716	16.72%
12/31/96		12,802	0.68%
12/31/97		13,742	7.34%
12/31/98		14,662	6.69%
12/31/99		14,215	(3.05)%
12/31/00		15,759	10.87%
12/31/01		16,706	6.01%

T. Rowe Price Mid-Cap Growth

$10,000 Purchase payment made December 31, 1996

			Non-Standard
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/96	$10,000	$10,000
12/31/97		11,715	17.15%
12/31/98		14,110	20.44%
12/31/99		17,231	22.11%
12/31/00		18,269	6.03%
12/31/01		17,894	(2.05)%

DISTRIBUTION

        MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company.

        Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriters for the Separate Account. No compensation was paid to MML Distributors in 2001 or 2000. Commissions will be paid through MML Distributors to agents and selling brokers for selling the Contracts. During 1999, 2000 and 2001, commission payments amounted to $1,513,877, $1,080,573 and $688,619 respectively.

        MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

        The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

        Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

FEDERAL TAX MATTERS

General

        Note: The following description is based upon C.M. Life’s understanding of current federal income tax law applicable to annuities in general. C.M. Life cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. C.M. Life does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

        C.M. Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Diversification

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

        The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

        C.M. Life intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

        The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

        The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

        Due to the uncertainty in this area, C.M. Life reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

        Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

        An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

        All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

        Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distribution from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

        Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1 /2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

        With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

        The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

        The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into C.M. Life’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

        Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

        On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by C.M. Life in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

    a.  Tax Sheltered Annuities

        Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For 2001 contributions, these limits are described in Code Sections 403(b)(2), 415(c) and 402(g). For contributions made for 2002 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2001 is $10,500 and the Section 402(g) limit for 2002 is $11,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

        The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1 /2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

        Purchaser of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    b.  H.R. 10 Plans

        Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    c.  Individual Retirement Annuities

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    Roth IRAs

        Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year through 2001. Roth IRA purchase payments increase to $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation applies to all of a taxpayer’s 2001 IRA contributions, including Roth IRA and non-Roth IRA. This limit increases with the annual IRA/Roth IRA contribution limit increases commencing in 2002.

        Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

        Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

        Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    d.  Corporate Pension and Profit-Sharing Plans

        Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

        In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and distributions made on account of an IRS levy made on a qualified retirement plan or IRA; the exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

        With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

        Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1 /2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated sole beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457 Deferred Compensation (“Section 457”) Plans

        Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

        The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,500 (in 2001). This dollar limit increases to $11,000 in 2002 and increases in $1,000 annual increments until it reaches $15,000 in 2006. The one-third limit increases to one hundred percent in 2002. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a Section 457 plan can only be made to another Section 457 plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

        Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

        The financial statements included in this Statement of Additional Information for the Panorama Plus Separate Account and the audited statutory statements of financial position of C.M. Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in stockholder’s equity, and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on C.M. Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001), which practices differ from accounting principles generally accepted in the United States of America and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Independent Auditors’ Report

The Board of Directors and Contract Owners of
C. M. Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the sub-accounts of the Panorama Plus Separate Account (“the Account”), as of December 31, 2001, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations for the year then ended and its changes in net assets for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002

Panorama Plus Separate Account

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at Market (Notes 3A and 3B):
Total Return Sub-Account
90,767,188 shares (Cost $147,594,818)	$117,089,673

Growth Sub-Account
41,813,867 shares (Cost $102,633,875)	72,337,990

Government Securities Sub-Account
8,559,828 shares (Cost $9,121,030)	9,501,409

International Growth Sub-Account
35,543,665 shares (Cost $66,128,470)	38,031,721

*Money Market Sub-Account
14,552,630 shares (Cost $14,557,870)	14,557,870

**Income Sub-Account
1,430,528 shares (Cost $18,564,230)	16,036,224

Main Street® Growth & Income Sub-Account
1,018,753 shares (Cost $23,155,823)	19,346,123

Income & Growth Sub-Account
3,399,588 shares (Cost $25,438,246)	21,959,686

Mid-Cap Growth Sub-Account
1,611,406 shares (Cost $28,821,339)	29,423,686

Contrafund® Sub-Account
1,758,368 shares (Cost $44,841,348)	35,395,339

Total investments	373,679,721

Dividends receivable	-

Receivable from C.M. Life Insurance Company	11,423

Total assets	373,691,144

LIABILITIES:

Payable to C.M. Life Insurance Company	-

NET ASSETS	$373,691,144

Net assets:	Units	Unit Value	Net Assets

Total Return Sub-Account	66,383,582	$1.763837	$117,089,818

Growth Sub-Account	36,917,500	1.959459	72,338,328

Government Securities Sub-Account	5,580,920	1.702606	9,502,108

International Growth Sub-Account	21,601,968	1.760645	38,033,397

Money Market Sub-Account	10,476,454	1.390536	14,567,886

Income Sub-Account	9,800,180	1.636164	16,034,702

Main Street® Growth & Income Sub-Account	21,673,148	0.892633	19,346,167

Income & Growth Sub-Account	24,735,233	0.887794	21,959,791

Mid-Cap Growth Sub-Account	23,715,244	1.240698	29,423,456

Contrafund® Sub-Account	38,604,489	0.916875	35,395,491

			$373,691,144

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA
**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA

See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001
	Total Return Sub-Account	Growth Sub-Account	Government Securities Sub-Account	International Growth Sub-Account	*Money Market Sub-Account	**Income Sub-Account	Main Street® Growth & Income Sub-Account	Income & Growth Sub-Account	Mid-Cap Growth Sub-Account	Contrafund® Sub-Account

Investment income

Dividends (Note 3B)	$ 6,563,506	$ 1,153,483	$ 573,046	$10,561,196	$ 545,741	$ 1,253,699	$ 133,242	$ 249,943	$ -	$ 1,679,192

Expenses

Mortality and expense risk fees (Note 4)	1,595,111	988,650	109,564	573,763	165,277	187,386	257,583	300,253	360,198	472,694

Net investment income (loss) (Note 3C)	4,968,395	164,833	463,482	9,987,433	380,464	1,066,313	(124,341)	(50,310)	(360,198)	1,206,498

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(17,929,998)	(23,860,970)	(99,671)	(2,321,459)	-	(582,703)	(1,865,548)	(983,332)	1,099,664	(3,639,453)

Change in net unrealized appreciation (depreciation) of investments	378,838	12,104,472	179,465	(22,856,340)	-	494,383	(907,689)	(1,824,705)	(1,822,259)	(4,427,080)

Net gain (loss) on investments	(17,551,160)	(11,756,498)	79,794	(25,177,799)	-	(88,320)	(2,773,237)	(2,808,037)	(722,595)	(8,066,533)

Net increase (decrease) in net assets resulting from operations	$(12,582,765)	$(11,591,665)	$ 543,276	$(15,190,366)	$ 380,464	$ 977,993	$ (2,897,578)	$ (2,858,347)	$ (1,082,793)	$ (6,860,035)

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.
**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2001

	Total Return Sub-Account	Growth Sub-Account	Government Securities Sub-Account	International Growth Sub-Account	*Money Market Sub-Account	**Income Sub-Account	Main Street® Growth & Income Sub-Account	Income & Growth Sub-Account	Mid-Cap Growth Sub-Account	Contrafund® Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 4,968,395	$ 164,833	$ 463,482	$ 9,987,433	$ 380,464	$ 1,066,313	$ (124,341)	$ (50,310)	$ (360,198)	$ 1,206,498

Net realized gain (loss) on investments	(17,929,998)	(23,860,970)	(99,671)	(2,321,459)	-	(582,703)	(1,865,548)	(983,332)	1,099,664	(3,639,453)

Change in net unrealized appreciation (depreciation) of investments	378,838	12,104,472	179,465	(22,856,340)	-	494,383	(907,689)	(1,824,705)	(1,822,259)	(4,427,080)

Net increase (decrease) in net assets resulting from operations	(12,582,765)	(11,591,665)	543,276	(15,190,366)	380,464	977,993	(2,897,578)	(2,858,347)	(1,082,793)	(6,860,035)

Capital transactions: (Note 7)

Net contract payments	1,870,492	1,677,703	216,042	958,035	271,955	266,831	774,378	547,591	821,755	992,996

Withdrawal of funds	(39,679,107)	(23,534,602)	(3,244,313)	(11,738,435)	(10,920,039)	(4,691,664)	(4,515,139)	(6,698,495)	(6,619,519)	(10,319,386)

Reimbursement (payment) of accumulation unit value fluctuation	(4,284)	(800)	886	23,612	1,544	(859)	12,532	(6,408)	7,449	7,834

Transfers between sub-accounts and the General Account	(4,736,694)	(3,516,883)	2,011,119	(3,304,168)	10,650,571	2,877,310	(374,021)	(1,006,493)	145,778	(1,653,585)

Net increase (decrease) in net assets resulting from capital transactions	(42,549,593)	(25,374,582)	(1,016,266)	(14,060,956)	4,031	(1,548,382)	(4,102,250)	(7,163,805)	(5,644,537)	(10,972,141)

Total increase (decrease)	(55,132,358)	(36,966,247)	(472,990)	(29,251,322)	384,495	(570,389)	(6,999,828)	(10,022,152)	(6,727,330)	(17,832,176)

NET ASSETS, at beginning of the year	172,222,176	109,304,575	9,975,098	67,284,719	14,183,391	16,605,091	26,345,995	31,981,943	36,150,786	53,227,667

NET ASSETS, at end of the year	$117,089,818	$ 72,338,328	$ 9,502,108	$ 38,033,397	$ 14,567,886	$ 16,034,702	$ 19,346,167	$ 21,959,791	$ 29,423,456	$ 35,395,491

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.
**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	Total Return Sub- Account	Growth Sub- Account	Govern- ment Securities Sub- Account	Inter- national Growth Sub- Account	*Money Market Sub- Account	**Income Sub- Account	Main Street® Growth & Income Sub- Account	Income & Growth Sub- Account	Mid- Cap Growth Sub- Account	Contrafund® Sub- Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 36,287,534	$ 42,133,256	$ 668,231	$ 16,818,942	$ 885,789	$ 1,561,471	$ 936,713	$ (204,281)	$ 232,946	$ 6,760,361

Net realized gain (loss) on inves- ments	(23,401,704)	(34,050,942)	(190,650)	14,600,923	-	(854,045)	84,953	667,002	1,692,384	(239,622)

Change in net unrealized appreciation (depreciation) of invest- ments	(20,874,007)	(30,547,953)	585,371	(39,848,225)	-	146,836	(3,509,288)	(4,654,799)	9,365	(11,155,905)

Net increase (decrease) in net assets resulting from opera- tions	(7,988,177)	(22,465,639)	1,062,952	(8,428,360)	885,789	854,262	(2,487,622)	(4,192,078)	1,934,695	(4,635,166)

Capital transactions: (Note 7)

Net contract payments	4,241,671	3,362,891	236,859	2,185,685	617,090	306,489	1,939,381	1,809,196	1,514,993	2,468,597

Withdrawal of funds	(89,279,259)	(59,613,641)	(3,777,219)	(28,398,767)	(14,465,900)	(8,001,905)	(4,819,948)	(9,394,676)	(7,876,324)	(15,616,198)

Reimbursement (payment) of accumulation unit value fluctuation	(105,490)	(86,677)	166	384,470	(5,901)	4,558	5,335	(5,348)	51,440	86,637

Transfers between sub-accounts and the General Account	(43,020,397)	(34,293,728)	96,427	13,827,874	2,138,451	(947,170)	20,618,466	7,786,593	17,869,508	19,075,252

Net increase (decrease) in net assets resulting from capital transactions	(128,163,475)	(90,631,155)	(3,443,767)	(12,000,738)	(11,716,260)	(8,638,028)	17,743,234	195,765	11,559,617	6,014,288

Total increase (decrease)	(136,151,652)	(113,096,794)	(2,380,815)	(20,429,098)	(10,830,471)	(7,783,766)	15,255,612	(3,996,313)	13,494,312	1,379,122

NET ASSETS, at beginning of the year	308,373,828	222,401,369	12,355,913	87,713,817	25,013,862	24,388,857	11,090,383	35,978,256	22,656,474	51,848,545

NET ASSETS, at end of the year	$ 172,222,176	$ 109,304,575	$ 9,975,098	$ 67,284,719	$ 14,183,391	$ 16,605,091	$ 26,345,995	$ 31,981,943	$ 36,150,786	$ 53,227,667

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA
**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA

See Notes to Financial Statements.

Panorama Plus Separate Account

Notes To Financial Statements

1.	HISTORY

Panorama Plus Separate Account (the “Separate Account”) was established as a separate investment account of C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Separate Account is used exclusively for C.M. Life’s Group and Individual Flexible Premium Deferred Annuity.

The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account consists of ten Sub-Accounts. Each Sub-Account invests in shares of either the Panorama Series Fund, Inc. (“Panorama Fund”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), American Century Variable Portfolios, Inc. (“American Century VP”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) and Fidelity® Variable Insurance Products Fund II (“ Fidelity VIP Fund II”).

Panorama Fund is an open-end, management investment company registered under the 1940 Act with four of its Portfolios available to Panorama Plus contract owners: Panorama Total Return Portfolio, Panorama Growth Portfolio, Panorama Government Securities Portfolio and Oppenheimer International Growth Fund/VA.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Panorama Plus contract owners: Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA.

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund and Oppenheimer Funds.

American Century VP, is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to Panorama Plus contract owners: American Century VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to Panorama Plus contract owners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Panorama Plus contract owners: Fidelity® VIP II Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc, a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

In addition to the ten Sub-Accounts of the Separate Account, a contract owner may also allocate funds to C.M. Life’s General Account. Interests in the General Account are registered under the Securities Act of 1933, as amended, but the General Account is not registered under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

Notes To Financial Statements (Continued)

A. Investment Valuation

Investments in Panorama Fund, Oppenheimer Funds, American Century VP, T. Rowe Price and Fidelity VIP Fund II are each stated at market value which is the net asset value per share of each of the respective underlying Portfolios/Funds.

B. Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Separate Account form a part of the total operations of C.M. Life, and the Separate Account is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

There are no deductions for sales charges made from contract payments at the time of purchase. C.M. Life may pay premium taxes in connection with purchase payments under the Contracts. Depending upon applicable state law, C.M. Life will deduct any premium taxes from purchase payments, upon surrender or on the Annuity Income Date. Premium taxes currently range from 0% to 4.28% of purchase payments.

There is also an annual contract maintenance fee (currently $30 per Contract), imposed each year for contract maintenance and related administrative expenses.

For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to 1.07% of the daily net asset value of the Separate Account’s assets. C.M. Life also deducts an administrative charge equal, on an annual basis, to .07% of the daily net assets of each of the Sub-Accounts of the Separate Account. These charges cover expenses in connection with the administration of the Separate Account and the contracts.

The mortality risk is a risk that the group of lives C.M. Life insures may, on average, live for shorter periods of time than C.M. Life estimated. The mortality risk is fully borne by C.M. Life and may result in additional amounts being transferred into Panorama Plus Separate Account by C.M. Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to C. M. Life.

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and Panorama Plus Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

Notes To Financial Statements (Continued)

MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and Panorama Plus Separate Account. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2001	Total Return Sub-Account	Growth Sub-Account	Government Securities Sub-Account	International Growth Sub-Account	Money Market Sub-Account	Income Sub-Account	Main Street® Growth & Income Sub-Account	Income & Growth Sub-Account	Mid-Cap Growth Sub-Account	Contrafund® Sub-Account

Cost of purchases	$ 11,216,033	$ 4,916,700	$ 3,907,508	$ 13,046,113	$ 14,041,507	$ 6,432,228	$ 3,294,660	$ 2,573,508	$ 3,781,009	$ 5,180,023

Proceeds from sales	$ 48,797,840	$ 30,126,115	$ 4,460,294	$ 17,119,297	$ 13,649,032	$ 6,914,113	$ 7,521,309	$ 9,789,062	$ 9,786,217	$ 14,946,860

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended	Total Return Sub-Account	Growth Sub-Account	Government Securities Sub-Account	International Growth Sub-Account	Money Market Sub-Account	Income Sub-Account	Main Street® Growth & Income Sub-Account	Income & Growth Sub-Account	Mid-Cap Growth Sub-Account	Contrafund® Sub-Account
December 31, 2001

Units purchased	$ 1,039,293	$ 823,617	$ 127,819	$ 478,124	$ 196,278	$ 163,584	$ 844,581	$ 594,263	$ 698,483	$ 1,060,762

Units withdrawn	(21,845,353)	(11,456,227)	(1,960,850)	(5,754,666)	(7,920,766)	(2,914,185)	(4,880,306)	(7,294,906)	(5,536,903)	(11,005,968)

Units transferred between Sub-accounts and the General Account	(2,637,037)	(1,746,807)	1,203,375	(1,716,550)	7,728,092	1,736,408	(505,004)	(1,202,123)	14,659	(1,814,896)

Net increase (decrease)	$(23,443,097)	$(12,379,417)	$ (629,656)	$ (6,993,092)	$ 3,604	$ (1,014,193)	$ (4,540,729)	$ (7,902,766)	$ (4,823,761)	$(11,760,102)
Units, at beginning of the year	89,826,679	49,296,917	6,210,576	28,595,060	10,472,850	10,814,373	26,213,877	32,637,999	28,539,005	50,364,591

Units, at end of the year	$66,383,582	$36,917,500	$5,580,920	$21,601,968	$10,476,454	$ 9,800,180	$21,673,148	$24,735,233	$23,715,244	$38,604,489

For The Year Ended	Total Return Sub-Account	Growth Sub-Account	Government Securities Sub-Account	International Equity Sub-Account	Money Market Sub-Account	Income Sub-Account	Main Street® Growth & Income Sub-Account	Income & Growth Sub-Account	Mid-Cap Growth Sub-Account	Contrafund® Sub-Account
December 31, 2000

Units purchased	$ 2,158,029	$ 1,389,795	$ 160,658	$ 797,969	$ 467,190	$ 206,305	$ 1,772,801	$ 1,707,851	$ 1,214,263	$ 2,183,105

Units withdrawn	(45,304,661)	(24,522,655)	(2,532,435)	(10,341,896)	(10,987,595)	(5,410,475)	(4,407,416)	(8,872,682)	(6,236,913)	(13,956,794)

Units transferred between Sub-accounts and the General Account	(22,059,072)	(14,187,496)	36,002	4,757,581	1,608,540	(643,050)	18,895,810	7,355,054	14,566,641	16,845,463

Net increase (decrease)	$(65,205,704)	$(37,320,356)	$(2,335,775)	$ (4,786,346)	$ (8,911,865)	$ (5,847,220)	$16,261,195	$ 190,223	$ 9,543,991	$ 5,071,774

Units, at beginning of the year	155,032,383	86,617,273	8,546,351	33,381,406	19,384,715	15,661,593	9,952,682	32,447,776	18,995,014	45,292,817

Units, at end of the year	$89,826,679	$49,296,917	$6,210,576	$28,595,060	$10,472,850	$10,814,373	$26,213,877	$32,637,999	$28,539,005	$50,364,591

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2001, follows:

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Total Return Sub-Account
December 31,

2001	66,383,582	$1.76	$117,089,818	1.14%	(8.00)%

2000	89,826,679	1.92	172,222,176	1.14%	(3.61)%

1999	155,032,383	1.99	308,373,828	1.14%	(2.65)%

1998	209,536,235	2.04	428,144,551	1.14%	9.64%

1997	224,379,585	1.86	418,167,033	1.14%	17.46%

Growth Sub-Account
December 31,

2001	36,917,500	1.96	72,338,328	1.14%	(11.63)%

2000	49,296,917	2.22	109,304,575	1.14%	(13.65)%

1999	86,617,273	2.57	222,401,369	1.14%	(4.85)%

1998	128,161,817	2.70	345,838,640	1.14%	7.20%

1997	128,553,850	2.52	323,606,292	1.14%	24.94%

Government Securities Sub-Account
December 31,

2001	5,580,920	1.70	9,502,108	1.14%	6.01%

2000	6,210,576	1.61	9,975,098	1.14%	11.09%

1999	8,546,351	1.45	12,355,913	1.14%	(2.85)%

1998	11,323,817	1.49	16,851,018	1.14%	6.92%

1997	11,672,397	1.39	16,246,250	1.14%	7.59%

International Growth Sub-Account
December 31,

2001	21,601,968	1.76	38,033,397	1.14%	(25.18)%

2000	28,595,060	2.35	67,284,719	1.14%	(10.45)%

1999	33,381,406	2.63	87,713,817	1.14%	48.67%

1998	41,761,023	1.77	73,810,604	1.14%	18.05%

1997	44,128,995	1.50	66,070,903	1.14%	6.88%

Money Market Sub-Account
December 31,

2001	10,476,454	1.39	14,567,886	1.14%	2.68%

2000	10,472,850	1.35	14,183,391	1.14%	4.95%

1999	19,384,715	1.29	25,013,862	1.14%	3.78%

1998	14,186,953	1.24	17,639,320	1.14%	4.07%

1997	12,091,336	1.19	14,445,676	1.14%	4.13%

Income Sub-Account
December 31,

2001	9,800,180	1.64	16,034,702	1.14%	6.56%

2000	10,814,373	1.54	16,605,091	1.14%	4.90%

1999	16,661,593	1.46	24,388,857	1.14%	(2.63)%

1998	22,174,564	1.50	33,336,863	1.14%	5.59%

1997	21,424,948	1.42	30,504,006	1.14%	8.02%

Main Street® Growth & Income Sub-Account
December 31,

2001	21,673,148	0.89	19,346,167	1.14%	(11.18)%

2000	26,213,877	1.01	26,345,995	1.14%	(9.81)%

1999*	9,952,682	1.11	11,090,383	1.14%	11.43%

* Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Income & Growth Sub-Account
December 31,

2001	24,735,233	$0.89	$21,959,791	1.14%	(9.40)%

2000	32,637,999	0.98	31,981,943	1.14%	(11.63)%

1999*	32,447,776	1.11	35,978,256	1.14%	10.88%

Mid-Cap Growth Sub-Account
December 31,

2001	23,715,244	1.24	29,423,456	1.14%	(2.05)%

2000	28,539,005	1.27	36,150,786	1.14%	6.20%

1999*	18,995,014	1.19	22,656,474	1.14%	19.28%

Contrafund® Sub-Account
December 31,

2001	38,604,489	0.92	35,395,491	1.14%	(13.24)%

2000	50,364,591	1.06	53,227,667	1.14%	(7.68)%

1999*	45,292,817	1.14	51,848,545	1.14%	14.47%

* Commenced operations
Report of Independent Auditors

To the Board of Directors and Policyholders of
C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of C.M. Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999 on the statutory basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$1,165.7	$ 898.8
Mortgage loans	329.0	270.1
Policy loans	132.4	124.0
Other investments	24.2	27.9
Cash and short-term investments	209.6	115.4

Total invested assets	1,860.9	1,436.2

Investment and insurance amounts receivable	72.6	91.2
Deferred income taxes	7.1	–
Transfer receivable from separate accounts	123.7	138.8

	2,064.3	1,666.2

Separate account assets	3,317.5	3,074.2

Total assets	$5,381.8	$4,740.4

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$1,753.4	$1,362.9
Policyholders’ claims and other benefits	7.0	4.3
Payable to parent	45.0	61.2
Federal income taxes	22.5	12.4
Asset valuation and other investment reserves	16.1	20.8
Other liabilities	32.4	57.9

	1,876.4	1,519.5

Separate account liabilities	3,317.5	3,074.2

Total liabilities	5,193.9	4,593.7

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	198.8	153.8
Surplus	(13.4)	(9.6)

Total shareholder’s equity	187.9	146.7

Total liabilities & shareholder’s equity	$5,381.8	$4,740.4

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$1,618.8	$2,288.6	$ 935.5
Net investment income	115.3	100.9	85.0
Fees and other income	102.7	104.1	33.4

Total revenue	1,836.8	2,493.6	1,053.9

Benefits and expenses:

Policyholders’ benefits and payments	467.7	463.9	332.2
Addition to policyholders’ reserves and funds	1,089.8	1,708.0	540.4
Operating expenses	168.5	170.0	122.0
Commissions	121.9	140.2	82.6
State taxes, licenses and fees	14.8	15.2	9.9
Federal income taxes (benefit)	(1.8)	7.2	2.1

Total benefits and expenses	1,860.9	2,504.5	1,089.2

Net loss from operations	(24.1)	(10.9)	(35.3)

Net realized capital loss	(5.5)	(3.0)	(8.7)

Net loss	$ (29.6)	$ (13.9)	$ (44.0)

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Shareholder’s equity, beginning of year, as previously reported	$146.7	$ 95.3	$141.0
Cumulative effect of the change in statutory accounting principles	15.9	–	–

Shareholder’s equity, beginning of year, as adjusted	162.6	95.3	141.0

Increases (decreases) due to:
Net loss	(29.6)	(13.9)	(44.0)
Change in net unrealized capital gains (losses)	(4.9)	(3.6)	4.0
Change in asset valuation and other investment reserves	4.7	1.9	1.2
Additional paid-in and contributed surplus	45.0	85.0	–
Change in reserve valuation basis	–	(9.0)	(2.4)
Change in non-admitted assets	8.1	(9.1)	(4.4)
Other	2.0	0.1	(0.1)

	25.3	51.4	(45.7)

Shareholder’s equity, end of year	$187.9	$146.7	$ 95.3

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net loss	$ (29.6)	$ (13.9)	$ (44.0)
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	408.3	98.1	180.4
Net realized capital loss	5.5	3.0	8.7
Other changes	17.9	(19.5)	14.3

Net cash provided by operating activities	402.1	67.7	159.4

Investing activities:
Loans and purchases of investments	(713.5)	(574.2)	(486.1)
Sales and maturities of investments and receipts from repayment of loans	360.6	354.9	403.0

Net cash used in investing activities	(352.9)	(219.3)	(83.1)

Financing activities:
Additional paid-in and contributed surplus	45.0	85.0	–

Net cash provided by financing activities	45.0	85.0	–

Increase (decrease) in cash and short-term investments	94.2	(66.6)	76.3

Cash and short-term investments, beginning of year	115.4	182.0	105.7

Cash and short-term investments, end of year	$ 209.6	$ 115.4	$ 182.0

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

C.M. Life Insurance Company (the “Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

1.  SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the “Department”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity whereas, United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (g) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method. The value of fixed maturity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value.

The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are carried at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the shareholder’s equity against declines in the value of bonds and mortgage loan investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

Net realized after tax capital losses of $0.9 million in 2001, $5.1 million in 2000 and $1.4 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $(0.9) million in 2001, $0.5 million in 2000 and $0.5 million in 1999. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

Investment income consists primarily of interest income. Interest income is recognized on an accrual basis. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) policy loans interest due and accrued in excess of cash value, and (d) due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

Notes to Statutory Financial Statements, Continued

c. Non-admitted Assets

Assets designated as “non-admitted” by the NAIC include prepaid agent commissions, other prepaid expenses and the IMR, when in a net loss deferral position, and are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder’s equity.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners’ Reserve Valuation Method and the California Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 4.50 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.25 to 9.00 percent.

During 2000, the Company adopted the continuous application of the Commissioners’ Reserve Valuation Method of calculating individual annuity reserves resulting in a $9.0 million decrease to shareholder’s equity. Previously, the Company used a curtate application of the Commissioners’ Reserve Valuation Method.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2.  ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001, the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The effect of adopting Codification was an increase to January 1, 2001 shareholder’s equity of $15.9 million. The primary components of this increase are the change in accounting for certain investments in derivatives of $4.7 million, the exclusion of cost of collection liability of $5.6 million and the admission of a net deferred tax asset of $5.1 million.

Notes to Statutory Financial Statements, Continued

The Company believes that it has made a reasonable determination of the effect on shareholder’s equity based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the State of Connecticut Insurance Department or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company has outstanding commitments to purchase privately placed securities and mortgage loans, which totaled $2.9 million and $203.6 million, respectively.

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 119.7	$ –	$ –	$ 119.7
Debt securities issued by foreign governments	2.1	–	–	2.1
Asset-backed securities	49.5	–	–	49.5
Mortgage-backed securities	109.1	0.4	–	109.5
State and local governments	1.1	–	–	1.1
Corporate debt securities	812.3	5.2	2.9	814.6
Utilities	63.9	1.1	–	65.0
Affiliates	8.0	–	0.2	7.8

	$1,165.7	$ 6.7	$ 3.1	$1,169.3

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 70.2	$ –	$ –	$ 70.2
Debt securities issued by foreign governments	4.1	–	0.3	3.8
Asset-backed securities	52.1	–	–	52.1
Mortgage-backed securities	86.4	–	–	86.4
State and local governments	1.1	–	–	1.1
Corporate debt securities	631.7	3.1	3.4	631.4
Utilities	45.3	0.5	0.1	45.7
Affiliates	7.9	0.3	–	8.2

	$ 898.8	$ 3.9	$ 3.8	$ 898.9

Notes to Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 29.6	$ 29.6
Due after one year through five years	238.4	239.3
Due after five years through ten years	534.9	537.2
Due after ten years	163.8	164.0

	966.7	970.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	199.0	199.2

TOTAL	$1,165.7	$1,169.3

Proceeds from sales of investments in bonds were $275.0 million during 2001, $316.8 million during 2000 and $325.8 million during 1999. Gross capital gains of $1.6 million in 2001, $2.2 million in 2000 and $2.1 million in 1999 and gross capital losses of $9.3 million in 2001, $2.6 million in 2000 and $4.9 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $4.7 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Mortgage Loans

Mortgage loans, comprised primarily of commercial loans, amounted to $329.0 million and $270.1 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. There were no valuation reserves or impairments on mortgage loans as of December 31, 2001 or 2000. The Company had restructured loans with book values of $2.8 million and $2.9 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

2002	$ 28.3
2003	28.5
2004	27.4
2005	17.9
2006	32.1
Thereafter	89.6

Commercial loans	223.8
Mortgage loan pools	105.2

Mortgage loans	$329.0

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 6.3% to 15.0%.

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were immaterial at December 31, 2001 and 2000.

Notes to Statutory Financial Statements, Continued

The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

	2001	2000
	(In Millions)
California	$ 50.3	$ 48.9
Illinois	27.3	24.4
Massachusetts	21.4	12.6
Texas	21.3	19.6
Florida	16.6	15.5
New York	12.4	19.2
All other states	74.5	74.9

Commercial loans	223.8	215.1
Nationwide loan pools	105.2	55.0

Mortgage loans	$329.0	$270.1

c. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $0.2 million at December 31, 2001. There were no investments which were non-income producing for the preceding twelve months at December 31, 2000. Investments in joint ventures and partnerships were $0.9 million at December 31, 2001 and 2000. There was no net investment income on joint ventures and partnerships for the years ended December 31, 2001, 2000, and 1999, respectively. Net investment income on derivative instruments was $1.7 million for the year ended December 31, 2001, net investment losses were $0.3 million for the year ended December 31, 2000, while there was $0.3 million of net investment income for the year ended December 31, 1999.

d. Realized Capital Gains and Losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(7.7)	$(0.4)	$ (2.8)
Mortgage loans	0.6	(1.6)	0.1
Closed derivatives	(1.2)	(8.4)	(2.4)
Derivatives marked to market	1.0	–	–
Other investments	0.1	–	(5.4)
Federal and state taxes	0.8	2.3	0.4

Net realized capital losses before deferral to IMR	(6.4)	(8.1)	(10.1)
Losses deferred to IMR	1.4	7.9	2.1
Less: taxes on net deferred losses	(0.5)	(2.8)	(0.7)

Net deferred to IMR	0.9	5.1	1.4

Net realized capital losses	$(5.5)	$(3.0)	$ (8.7)

4. PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

Notes to Statutory Financial Statements, Continued

The Company utilizes interest rate swap agreements and options to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $594.9 million and $315.0 million, respectively. The Company’s credit risk exposure was limited to the fair values of $6.7 million and $7.2 million at December 31, 2001 and 2000, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $669.5 million and $809.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $3.8 million and $3.6 million at December 31, 2001 and 2000, respectively.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $11.9 million and $6.6 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $0.8 million and $0.5 million at December 31, 2001 and 2000, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $12.5 million and $10.8 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds: Estimated fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rate applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Notes to Statutory Financial Statements, Continued

Policy loans, cash and short-term investments: Estimated fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounted cash flow projections.

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$1,165.7	$1,169.3	$898.8	$898.9
Mortgage loans	329.0	337.9	270.1	274.8
Policy loans	132.4	132.4	124.0	124.0
Cash and short-term investments	209.6	209.6	115.4	115.4

Other financial instruments:

Interest rate swap agreements	6.7	6.7	–	7.2
Options	3.8	3.8	6.1	3.6
Currency swaps	0.8	0.8	–	0.5

Financial liabilities:

Investment type insurance contracts	670.1	670.4	391.0	385.0

6.  REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $48.4 million, $46.2 million and $34.3 million and reinsurance recoveries were $71.6 million, $40.8 million and $43.7 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $22.1 million and $6.9 million as of December 31, 2001 and 2000, respectively.

At December 31, 2001, four reinsurers accounted for 86% of the outstanding reinsurance recoverable from reinsurers.
Notes to Statutory Financial Statements, Continued

7.  FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as tax credits, resulted in effective tax rates which differ from the federal statutory tax rate. For the years ending December 31, 2001 and 2000, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax benefit using 35%	$(9.0)	$(1.3)	$(11.7)
Policy reserves	(0.9)	4.0	10.5
Policy acquisition costs	11.0	12.6	6.6
Prior year effects	(3.3)	(7.5)	(2.3)
Investment and other items	0.4	(0.6)	(1.0)

Total federal income tax expense (benefit)	(1.8)	7.2	2.1
Capital gains tax benefit	(0.8)	(2.2)	(0.4)

Current income tax expense (benefit)	$(2.6)	$ 5.0	$ 1.7

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy acquisition costs	$ 47.7
Policy reserves	11.2
Investment and other items	2.1

Total deferred tax assets	61.0
Non-admitted deferred tax assets	(51.0)

Admitted deferred tax assets	$ 10.0

Deferred Tax Liabilities:

Investment items	$ 1.7
Policy reserves	1.1
Expense items	0.1

Total deferred tax liabilities	2.9

Net admitted deferred tax assets	$ 7.1

The change in deferred tax assets of $2.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $0.2 million resulted in the net change in deferred taxes of $2.0 million for the year ended December 31, 2001.

Federal income tax refunds were $12.8 million and $14.6 million in 2001 and 2000, respectively. The Company paid federal income taxes in the amount of $6.8 million in 1999.

The Company plans to file a separate company 2001 federal income tax return.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1995 and is currently examining the years 1996 and 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

Notes to Statutory Financial Statements, Continued

8. SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $18.8 million of shareholder’s equity is available for distribution to the shareholder in 2002 without prior regulatory approval.

During 2001 and 2000, MassMutual contributed additional paid-in capital of $45.0 million and $85.0 million, respectively, to the Company.

9.  RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $171.6 million, $172.6 million and $124.5 million in 2001, 2000 and 1999, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. The Company received premiums of $295.6 million, $1,090.9 million and $117.8 million in 2001, 2000 and 1999, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company has recorded commissions payable of $0.4 million as of December 31, 2001 and $12.0 million as of December 31, 2000, and has paid $15.0 million for the twelve month period ended December 31, 2001.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $22.9 million, $26.7 million and $29.8 million was ceded to MassMutual in 2001, 2000 and 1999, respectively. Policyholder benefits of $33.8 million, $38.4 million and $38.7 million were ceded to MassMutual in 2001, 2000 and 1999, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed ..32% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $70.0 million in 2001, $72.4 million in 2000, and $45.4 million in 1999 and it was not exceeded in any of the years. Premium income of $1.3 million was ceded to MassMutual in 2001, 2000 and 1999, respectively.

Effective January 1, 2000, the Company entered into a coinsurance agreement with MassMutual, whereby the Company cedes substantially 100% of the premiums on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $47.4 million and $47.3 million was ceded to MassMutual in 2001 and 2000, respectively. Fees and other income include a $36.8 million, $55.7 million and a $10.7 million expense allowance from MassMutual in 2001, 2000 and 1999, respectively. Policyholders’ benefits of $11.3 million and $5.9 million was ceded to MassMutual in 2001 and 2000, respectively.

Notes to Statutory Financial Statements, Continued

10. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Through December 31, 2001, the Company incurred gross claims in the amount of $5.3 million related to the events of September 11, 2001, of which $4.5 million are reinsured, resulting in a net exposure of $0.8 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy, which are directly impacted by these events, such as the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$5,070.9
Not subject to discretionary withdrawal	(12.2)
Policy loans	(132.4)

Subject to discretionary withdrawal	$4,926.3

Total invested assets, including separate investment accounts	$5,178.4
Policy loans and other invested assets	(156.6)

Marketable investments	$5,021.8

12. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2001, is illustrated below. Subsidiaries are wholly owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S.A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S.A. – 92.5%
MassMutual International (Luxembourg) S.A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Co. – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item 24    Financial Statements and Exhibits

(a) Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

Registrant

Report of Independent Auditors’
Statement of Assets and Liabilities as of December 31, 2001
Statement of Operations for the year ended December 31, 2001
Statement of Changes in Net Assets for the years ended December 31, 2001, and 2000
Notes to Financial Statements

The Depositor

Report of Independent Auditors’
Statutory Statements of Financial Position as of December 31, 2001 and 2000
Statutory Statements of Income for the Years ended December 31, 2001, 2000, and 1999
Statutory Statements of Changes in Shareholders’ Equity for the years ended December 31, 2001, 2000, and 1999
Statutory Statements of Cash Flows for the years ended December 31, 2001, 2000, and 1999
Notes to Statutory Financial Statements

        (b)  Exhibits:

(1)		Copy of Resolution of the Board of Directors of C.M. Life Insurance Company establishing the Separate Account.(7)

(2)		Not Applicable.

(3)	(a)	Form of Distribution Agreement between the Registrant and MML Distributors LLC.(3)

	(b)	Copy of Underwriting and Servicing Agreement between MML Investors Services, Inc. and C.M. Life Insurance Company.(2)

(4)	(a)	Form of Individual Contract and Certificates for the Panorama Plus Annuity.(7)

(5)		Form of Application for the Panorama Plus Annuity Individual Contract.(7)

(6)	(a)	Copy of the Articles of Incorporation of C.M. Life Insurance Company.(4)

	(b)	Copy of the by-laws of C.M. Life Insurance Company.(4)

(7)		Not Applicable.

(8)	(a)	Form of Participation Agreement with Oppenheimer Variable Account Funds.(5)

	(b)	Form of Participation Agreement with Panorama Series Funds, Inc.(5)

	(c)	Form of Participation Agreement with T. Rowe Price Equity Series, Inc.(9)

	(d)	Form of Participation Agreement with Fidelity Variable Insurance Products Fund II.(9)

	(e)	Form of Participation Agreement with American Century Variable Portfolio.(10)

(9)		Opinion of and Consent of Counsel.(1)

(10)	(i)	Consent of Independent Auditors’, Deloitte & Touche LLP.(1)

	(ii)	Copy of the Powers of Attorney(8)

	(iii)	Copy of the Power of Attorney for Robert J. O’Connell(11)

	(iv)	Power of Attorney for Lawrence V. Burkett, Jr.(12)

	(v)	Power of Attorney for Brent Nelson(13)

(11)		Not Applicable.

(12)		Not Applicable.

(13)		Form of Schedule of Computation of Performance(7)

(14)		Not Applicable.

(1)	Filed herewith.
(2)
Incorporated by reference to Exhibit 1(b) to the registration statement on Form S-1 for C.M. Life Insurance Company (File No. 333-2347) as filed with the Securities and Exchange Commission on April 8, 1996.

(3)
Incorporated by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for the Panorama Plus Separate Account (File No. 33-45122) as filed with the Securities and Exchange Commission on April 23, 1997.

(4)	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072.
(5)	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
(6)	Incorporated by reference to Post Effective Amendment No. 4 to Registration No. 333-2347
(7)	Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement No. 33-45122 filed and effective May 1, 1998.
(8)	Incorporated by reference to Post-Effective Amendment No. 33-61679 filed on Form N-4 on December 21, 1998.
(9)	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
(10)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41667, filed on May 26, 1998.
(11)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-95845 filed on Form S-6 in August, 2000.
(12)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-2347 filed on Form S-2 in March 2000.
(13)	Incorporated by reference to the 9/30/01 Form 10-Q Filing for C.M. Life Insurance Company (File No. 33-45123).

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (since 1996) President and Chief Executive Officer (1996-2000)
Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (since 1998); Senior Vice President and Actuary (since 1996)
Massachusetts Mutual Life Insurance Company Senior Vice President and Actuary (since 1999 and 1995-1998) Senior Vice President and Chief Actuary (1998-1999)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (since 1999)
David L. Babson and Co. Inc. Executive Director (since 2000)
Massachusetts Mutual Life Insurance Company Executive Director (1998-2000) Senior Managing Director (1996-1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer	C.M. Life Insurance Company Director (since 1999) Chairman, President and Chief Executive Officer (since 2000)
1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Chairman (since 2000), President and Chief Executive Officer (since 1999)
American International Group, Inc. Senior Vice President (1991-1998)
AIG Life Companies President and Chief Executive Officer (1991-1998)

PRINCIPAL OFFICERS (other than those who are also Directors):

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Executive Vice President-Investments (since 1999) Director and Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc. President and Chief Executive Officer (since 1999)
Massachusetts Mutual Life Insurance Company Executive Vice President and Chief Investment Officer (since 1999) Chief Executive Director-Investment Management (1997-1999)

James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (1998-1999) Executive Vice President-Life Operations (since 1999) Senior Vice President-Life Operations (1998-1999)
CM Benefit Insurance Company Director (since 2000) Executive Vice President-Life Operations (since 1999) Senior Vice President-Life Operations (1998-1999)
Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)
MassMutual Benefits Management, Inc. Director (since 1998)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Executive Vice President (since 2001)
Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Senior Vice President (since 1999) and Secretary (since 1988)
Massachusetts Mutual Life Insurance Company
Senior Vice President, Secretary and Deputy General Counsel
    (since 1999)
Vice President, Secretary and Deputy General Counsel (1999)
Vice President, Secretary and Associate General Counsel
    (1998-1999)
Vice President, Associate Secretary and Associate General
Counsel (1996-1998)

Item 26.    Persons Controlled By or Under Common Control with the Depositor or Registrant

        The assets of the Registrant, under state law, are assets of C.M. Life.

        C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

        The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

        The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

E. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

        F.  MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b. MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

c. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

        2.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        a.  MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b. 9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

4. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

6. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

        h.)  OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers , on a subadvisory basis for a stated fee.

        i.)  OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

        2.)  Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

        7.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8. HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

        10.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, LP (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

        13.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

        2.)  MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive

b. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

c. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compania de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

d. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

10. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

        11.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

12. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1.) Admiral Life Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

h. MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

i. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc.—99.5%)

14. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

        G.  MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

        H.  The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

        I.  Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

        J.  MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

        Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

        A.  DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27.    Number of Contract Owners

        As of February 20, 2002, there were 13,302 Contract Owners in the Separate Account.

Item 28.    Indemnification

        Article V of the Bylaws of MassMutual provide for indemnification of C.M. Life Insurance Company directors and officers as follows:

        Article V. Subject to limitations of law, the Company shall indemnify:

(a) each director, officer or employee;

(b) any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c) any individual who serves in any capacity with respect to any employee benefit plan;

from any against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

        Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

        (1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

        (2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

        (3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

        In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

        The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

        (a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

        (b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc., President (5/1/96) CEO (12/22/97) Main OSJ Supervisor (12/22/97)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. (5/1/96)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary (5/1/96) Chief Legal Officer (4/25/2000)	1295 State Street Springfield, MA 01111

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street Springfield, MA 01111

Jeffrey Losito	Second Vice President (08/10/2001)	1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Treasurer (12/22/97) Chief Financial Officer (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street Springfield, MA 01111-0001

Ann F. Lomeli	Secretary (11/94)	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

H. Bradford Hoffman	Compliance Officer (06/18/2001)	1295 State Street Springfield, MA 01111

Edward D. Youmell	Registration Manager (08/10/2001)	1295 State Street Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and Hartford OSJ Supervisor (06/18/2001)	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor (12/22/97)	140 Garden Street Hartford, CT 06154

David W. O’Leary	Variable Annuity Supervisor (06/18/2001)	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

        The records to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by C.M. Life at 140 Garden Street, Hartford, Connecticut 06154 and by MMLISI at 1414 Main Street, Springfield, MA 01144-1013.

Item 31.    Management Services.

        None.

Item 32.    Undertakings

        (a)  Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).

        (b)  Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

        (c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request of C.M. Life at the address or phone number listed in the Prospectus.

        (d)  Section 403(B) Representations

        C.M. Life represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraph numbered (1) through (4) of the letter will be complied with.

        (e)  Statement Pursuant To Rule 6c-7: Texas Optional Retirement Program

C.M. Life and the Separate Account rely of 17 C.F.R.§ 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

        (f)  C.M. Life Insurance Company hereby represents that the fees and charges deducted under the group and individual flexible premium deferred annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Plus Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 12 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 12 to Registration Statement No. 33-45122 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2002.

PANORAMA PLUS SEPARATE ACCOUNT

C.M. LIFE INSURANCE COMPANY
(Depositor)

/s/ ROBERT J. O’CONNELL *
By:
Robert J. O’Connell
Director, Chairman, President and Chief Executive Officer
C.M. Life Insurance Company

/s/ RICHARD M. HOWE

*Richard M. Howe

On April 22, 2002, as Attorney-in-Fact pursuant to power of attorney.

        As required by the Securities Act of 1933, this Post-Effective Amendment No. 12 to Registration Statement No. 33-45122 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S / ROBERT J. O’CONNELL * Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	April 22, 2002

/S / EDWARD M. KLINE * Edward M. Kline	Vice President and Treasurer (Principal Financial Officer)	April 22, 2002

/S / BRENT NELSON * Brent Nelson	Senior Vice President and Controller (Principal Accounting Officer)	April 22, 2002

/S / EFREM MARDER * Efrem Marder	Director	April 22, 2002

/S / ISADORE JERMYN * Isadore Jermyn	Director	April 22, 2002

/S / LAWRENCE V. BURKETT , JR ..* Lawrence V. Burkett, Jr.	Director	April 22, 2002

/S / RICHARD M. HOWE *Richard M. Howe	On April 22, 2002, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

        As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 12 to Registration Statement No. 33-45122, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/S / JAMES M. RODOLAKIS

James M. Rodolakis
Counsel

EXHIBIT INDEX

(9)	Opinion of and Consent of Counsel
(10)(i)	Consent of Independent Auditors’, Deloitte & Touche LLP